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                                                                   EXHIBIT 10(S)

                                 LOAN AGREEMENT

                            Dated as of May 29, 1998

                                     Between

                              MALAN MIDWEST, L.L.C.

                                   as Borrower

                                       AND

                     BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,

                                    as Lender



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                                TABLE OF CONTENTS

1. DEFINITIONS; PRINCIPLES OF CONSTRUCTION........................................................1
     A. Definitions...............................................................................1
2. GENERAL TERMS..................................................................................11
     A. Loan and Disbursement to Borrower.........................................................11
     B. Security..................................................................................11
     C. Use of Proceeds...........................................................................11
     D  Repayment.................................................................................11
     E. Mandatory Prepayments.....................................................................12
     F. Voluntary Defeasance of the Loan..........................................................13
     G. Release of Properties.....................................................................14
     H. Successor Borrower........................................................................15
     I. Release on Payment in Full................................................................15
3. INTEREST.......................................................................................15
     A. Default Rate; Post-Maturity Interest......................................................15
     B. Controlling Agreement.....................................................................16
4. PAYMENTS AND COMPUTATIONS......................................................................16
     A. Making of Payments by EFT.................................................................16
     B. Computations..............................................................................16
     C. Late Payment Charge.......................................................................16
     D. Annual Budgets............................................................................16
     E. Hyperamortization After Optional Prepayment Date..........................................18
     F. Payments Received in the Deposit Account..................................................19
5. CONDITIONS PRECEDENT...........................................................................19
     A. Conditions Precedent to Closing...........................................................19
6. REPRESENTATIONS AND WARRANTIES.................................................................21
     A. Organization..............................................................................21
     B. Enforceability............................................................................22
     C. Proceedings...............................................................................22
     D. Business Purpose..........................................................................22
     E. No Conflicts..............................................................................22
     F. Litigation/Bankruptcy.....................................................................22
     G. Agreements................................................................................22
     H. No Plan Assets............................................................................22
     I. Financial Information.....................................................................23
     J. Filing and Recording Taxes................................................................23
     K. Compliance and the Property...............................................................23
     L. Single Purpose Entity/Separateness........................................................26
     M. Full and Accurate Disclosure..............................................................28
     N. Survival of Representations...............................................................28
7. AFFIRMATIVE COVENANTS..........................................................................28
     A. Existence; Compliance with Legal Requirements; Insurance..................................28
     B. Taxes and Other Charges...................................................................29
     C. Access to Premises........................................................................29
     D. Litigation................................................................................29
     E. Cooperate in Legal Proceedings............................................................29
     F. Insurance Benefits........................................................................29
     G. Notice of Default.........................................................................30
     H. Further Acts and Assurances...............................................................30
     I. Taxes.....................................................................................30
     J. Business and Operations...................................................................30
     K. Title to the Properties...................................................................30
     L. Costs of Enforcement......................................................................30
     M. Estoppel Certificates and Confirmations...................................................31
     N. Performance by Borrower...................................................................31

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

     O. Cooperation...............................................................................31
     P. DSCR Achievement..........................................................................32
     Q. Lock-Box Agreement........................................................................32
8.  NEGATIVE COVENANTS............................................................................32
     A. Liens.....................................................................................32
     B. Debt Cancellation.........................................................................32
     C. Zoning....................................................................................32
     D. Restrictions on Transfers.................................................................32
     E. No Joint Assessment.......................................................................33
     F. Principal Place of Business...............................................................33
9.  LEASES AND LEASING............................................................................33
     A. Leasing...................................................................................33
     B. Borrower' Performance as Landlord.........................................................33
     C. Restrictions Upon Renewals and Leasing....................................................33
     D. Security Deposits.........................................................................34
10. FINANCIAL REPORTING...........................................................................34
     A. Reporting Requirements....................................................................34
     B. Failure to Provide Required Records.......................................................35
     C. Annual Budgets............................................................................35
     D. Paper and Electronic Reporting............................................................35
11. INSURANCE.....................................................................................35
     A. General Obligation........................................................................35
     B. Other Coverages...........................................................................35
     C. Policy Requirements.......................................................................36
12. CASUALTY, CONDEMNATION AND RESTORATION........................................................37
     A. Casualty..................................................................................37
     B. Condemnation..............................................................................37
     C. Restoration...............................................................................38
13. ESCROWS, RESERVES AND IMPOUNDS................................................................41
     A. Tax and Insurance Escrow Fund.............................................................41
     B. Replacement Escrow Fund...................................................................42
     C. Rollover Escrow Fund......................................................................43
     D. Post-Closing Repair Escrow Fund...........................................................45
     E. Closing Compliance Escrow Fund............................................................47
     F. Grant of Security Interest................................................................48
     G. Interest on Certain Funds.................................................................48
     H. Lender's General Rights and Powers........................................................48
     I. Insufficiency in the Reserved Account.....................................................50
14. EVENTS OF DEFAULT.............................................................................50
15. REMEDIES......................................................................................52
     A. Lender's General Rights and Remedies......................................................52
     B. Rights Exercised Separately...............................................................52
     C. Severance Rights..........................................................................52
     D. Remedies Cumulative.......................................................................53
16. RECOURSE......................................................................................53
     A. Non-Recourse Provisions...................................................................53
     B. Exceptions................................................................................53
     C. Non-Waiver and Springing Recourse.........................................................53
17. MISCELLANEOUS.................................................................................54
     A. Survival..................................................................................54
     B. Lender's Discretion.......................................................................54
     C. Governing Law.............................................................................54
     D. Modification, Waiver in Writing...........................................................55
     E. Delay Not a Waiver........................................................................55
     F. Notices...................................................................................55
     G. Trial by Jury.............................................................................56

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
     H. Headings..................................................................................56
     I. Severability..............................................................................56
     J. Preferences...............................................................................56
     K. Waiver of Notice..........................................................................56
     L. Remedies of Borrower......................................................................57
     M. Expenses; Indemnity.......................................................................57
     N. Exhibits and Schedules Incorporated.......................................................58
     O. Offsets, Counterclaims and Defenses.......................................................58
     P. No Joint Venture or Partnership; No Third Party Beneficiaries.............................58
     Q. Publicity.................................................................................58
     R. Cross-Default; Cross-Collateralization; Waiver of Marshalling of Assets...................58
     S. Waiver of Counterclaim....................................................................59
     T. Conflict; Construction of Documents; Reliance.............................................59
     U. Brokers and Financial Advisors............................................................59
     V. Prior Agreements..........................................................................59


                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibit A - DESCRIPTION OF THE PROPERTIES.........................................................60
Exhibit B - RELEASE AMOUNTS.......................................................................75
Exhibit C - MANAGEMENT AGREEMENT..................................................................76
Schedule 6F - LITIGATION/BANKRUPTCY...............................................................77
Schedule 13B - REPLACEMENT ESCROW FUND DEPOSIT REQUIREMENTS.......................................78
Schedule 13C - ROLLOVER ESCROW FUND DEPOSIT REQUIREMENTS..........................................79
Schedule 13D - POST-CLOSING REPAIR ESCROW FUND DEPOSIT REQUIREMENTS...............................80
Schedule 13E - INCOMPLETE ITEMS...................................................................81

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                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT, dated as of May 29, 1998 (as amended, restated, replaced, supplemented or otherwise modified from time-to-time, this "AGREEMENT"), between BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., having an address at 260 East Brown Street, Suite 350, Birmingham, Michigan 48009-6229 ("LENDER") and MALAN MIDWEST, L.L.C., a Michigan limited liability company, having an address at 30200 Telegraph Road, Suite 105, Birmingham, Michigan 48205 ("BORROWER").

         All capitalized terms used in this Agreement shall have the respective meanings set forth in Article I hereof.

                                   WITNESSETH:

         Borrower desires to obtain the Loan from Lender, and Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents.

         NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto agree as follows:

1.       DEFINITIONS; PRINCIPLES OF CONSTRUCTION

         A. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

         "ACCRUED INTEREST" has the meaning described in Paragraph 4.E(1).

         "ADJUSTED RELEASE AMOUNT" means for an Individual Property the product of the Pro-Rata Release Amount for that Individual Property and one hundred twenty-five percent (125%).

         "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with that Person or is a director or officer of that Person or of an Affiliate of that Person.

         "ALTA" means American Land Title Association, or any successor thereto.

         "ANCHOR PREMISES" are those improved commercial premises occupied by an Anchor Tenant, under lease or otherwise, adjacent to the Individual Properties.

         "ANCHOR TENANTS" are those retail parties (which while not tenants of the Properties, occupy space adjacent to each of the Individual Properties and serve as a key anchor of the overall commercial destination of which those Individual Properties are a part , as discussed in Paragraph 13.C) that operate under the trade name and/or style of Wal-Mart, Lowe's, Sam's and/or Country Market.

         "ANNUAL BUDGET" means the operating budget, including all planned capital expenditures, for all the Properties prepaid by Borrower for the applicable Fiscal Year or other period, as required under Paragraph 4.D(1).

         "APPLICABLE INTEREST RATE" means (a) from the date of this Agreement through but not including the Optional Prepayment Date, the Initial Interest Rate, and (b) from and after the Optional Prepayment Date through and including the date the Note is paid in full, the Revised Interest Rate.

         "APPLICATION DATE" has the meaning described in Paragraph 4.E(2).

         "APPRAISAL" means a current written narrative appraisal report, addressed to Lender and its affiliates, successors, nominees and/or assigns, rating agencies and bond investors, prepared by a qualified appraiser licensed in the jurisdiction in which the appraised Individual Property is located, holding the designation of "MAI" and otherwise acceptable to Lender, complying with and conforming to the applicable requirements of USPAP and FIRREA (and qualifying as a "Self-Contained Report of a Complete Appraisal", as those terms are defined by the Appraisal Standards Board of the Appraisal Foundation. In preparing an Appraisal, the appraiser must use (among other approaches to valuation),


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the income approach, and in doing so must utilize both the direct capitalization and discounted cash flow methodologies.

         "APPRAISED VALUE" has the meaning described in Paragraph 2.E(2).

         "APPROVED ANNUAL BUDGET" has the meaning described in Paragraph 4.D(1).

         "ARCHITECT'S CERTIFICATE" has the meaning described in Paragraph
4.E(1).

         "ASSIGNMENT OF AGREEMENTS" means, with respect to each Individual Property, that certain first priority Assignment of Agreements, Permits and Contracts dated as of the date of this Agreement, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's interest in and to the applicable the Management Agreement and all other licenses, permits and contracts necessary for the use and operation of the Individual Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time-to-time.

         "ASSIGNMENT OF LEASES" means, with respect to each Individual Property, that certain first priority Assignment of Leases and Rents, dated as of the date of this Agreement, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's interest in and to the Leases and Rents of that Individual Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time-to-time.

         "ASSIGNMENTS OF LEASES" means, collectively all of the Assignment of Leases encumbering each Individual Property.

         "AWARD" has the meaning described in Paragraph 12.B(1).

         "BEST OF BORROWER'S KNOWLEDGE" means that Borrower reasonably believes that opinion, representation or warranty to be true, has no actual knowledge or notice that such opinion, representation or warranty is inaccurate or incomplete, has conducted a reasonable inquiry to assure the accuracy and completeness of the applicable statement and, predicated on that investigation, has no knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry. "REASONABLE INQUIRY" means, with respect to the Properties and/or information relating thereto, (i) the receipt and review of customary representations and warranties from the Seller, (ii) the performance of prudent on-site inspections and, where applicable, reviews of data and information supplied to Borrower upon which judgment is customarily and prudently predicated in similar circumstances, by employees or agents of Borrower and its Affiliates and/or third parties (e.g., environmental engineers, consulting engineers, and etc.) who are sufficiently qualified and possess the experience, knowledge and skill customary for and necessary to the tasks that performed in order to make reliance on the results thereof both customary and reasonable under the circumstances, and (iii) analysis of the foregoing by Borrower or others on behalf of Borrower who are similarly qualified to perform those analyses.

         "BORROWER" means Malan Midwest, L.L.C., a Michigan limited liability company, together with its successors and assigns.

         "BORROWER'S REQUISITION" has the meaning described in Paragraph 4.E(4).

         "BORROWING GROUP" has the meaning described in Paragraph 16.C.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which national banks in New York are not open for business.

         "CAPITAL EXPENDITURES" for any period means the amount expended for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

         "CASH EXPENSES" means, for any period, the operating expenses for the operation of an Individual Property as set forth in an Approved Annual Budget to the extent that those expenses are actually incurred by Borrower minus payments into the Tax and Insurance Escrow Fund and the Replacement Escrow Fund.

         "CASUALTY" has the meaning described in Paragraph 12.A.

         "CASUALTY/CONDEMNATION PREPAYMENTS" has the meaning described in Paragraph 2.E.


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         "CASUALTY CONSULTANT" has the meaning described in Paragraph 12.C(3)
(c).

         "CASUALTY RETAINAGE" has the meaning described in Paragraph 12.C(3)(d).

         "CLAIMS" has the meaning described in Paragraph 17.M(2).

         "CLEARING AGREEMENT" has the meaning described in Paragraph 7.Q.

         "CLOSING COMPLIANCE ESCROW FUND" has the meaning described in Paragraph 13.E.

         "CLOSING DATE" means the date of the funding of the Loan.

         "CODE" means the Internal Revenue Code of 1986, as amended, and as it may be further amended from time-to-time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         "COMMITMENT LETTER" means that Loan Commitment dated May 8, 1998, issued by Lender and accepted by Borrower with respect to the Loan, as it may be amended in writing executed by Lender and Borrower.

         "CONDEMNATION" has the meaning described in Paragraph 12.B.

         "CONDEMNATION PROCEEDS" has the meaning set forth in Paragraph 12.C(1) 12.B.

         "CONTESTED CLAIMS" has the meaning described in Paragraph 7.B.

         "CONTROL" has the meaning described in Paragraph 6.L(16).

         "CPI" means the Consumer Price Index as published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items for Urban Wage Earners and Clerical Workers or any appropriate successor or substitute index.

         "DEBT" means the outstanding principal amount set forth in, and evidenced by, the Note together with all interest accrued and unpaid thereon and all other sums (including the Yield Maintenance Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages or any other Loan Document.

         "DEBT SERVICE" means, with respect to any particular period of time, scheduled principal and interest payments under the Note.

         "DEBT SERVICE COVERAGE RATIO" means a ratio for the applicable period in which:

         (a) the numerator is the Net Operating Income for that period as set forth in the statements required thereunder, without deduction for (i) actual management fees paid in connection with the operation of the Properties, or (ii) amounts paid to the Tax and Insurance Escrow Fund, Replacement Escrow Fund, Rollover Escrow Fund and Post Closing Repair Escrow, less (A) management fees equal to the greater of (1) assumed management fees of 5% of Gross Income from Operations or (2) the actual management fees, (B) assumed Replacement Escrow Fund contributions as provided in Schedule 13.B, or as subsequently adjusted under the provisions of Paragraph 13.B, (C) assumed Rollover Escrow Fund contributions consistent with Lender's standard underwriting criteria, regardless of whether or not actual deposits are required at that time under the provisions of Paragraph 13.C; and

         (b) the denominator is the aggregate amount of principal and interest due and payable on the Note or, in the event a Defeasance Event has occurred, the Undefeased Note, for that period.

         "DEFAULT" means the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "DEFAULT RATE" means, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) 5% above the Applicable Interest Rate.

         "DEFEASANCE DATE" has the meaning described in Paragraph 2.F(1).

         "DEFEASANCE DEPOSIT" means an amount equal to the remaining principal amount of the Note or the principal amount of the Defeased Note, as applicable, the Yield Maintenance Premium, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled

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Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note, the creation of the Defeased Note and the Undefeased Note, if applicable, any transfer of the Defeased Note or otherwise required to accomplish the agreements of Paragraphs 2.D, 2.E and 2.F.

         "DEFEASANCE EVENT" has the meaning described in Paragraph 2.F.

         "DEFEASED NOTE" has the meaning described in Paragraph 2.F(5).

         "DEPOSIT ACCOUNT" means the account or accounts established and maintained pursuant to the Lock-Box Agreement for collecting and retaining all the Rents from the Properties.

         "DEPOSIT AGREEMENT" has the meaning described in Paragraph 7.Q hereof.

         "DESIGNEE" has the meaning described in Paragraph 2.I.

         "ECONOMIC OCCUPANCY" of a Replacement Tenant shall mean that: (i) the Replacement Tenant is in actual physical possession of the premises, and open for business therefrom; (ii) the Replacement Tenant is paying rent and all other sums due under the corresponding Lease on a current basis without rental concession, credit, offset, holdback or defense, or the assertion of an unexercised right of that nature; (iii) the Replacement Tenant is occupying the premises which have been completed in accordance with the plans and specifications that have been finally approved by Borrower, that Replacement Tenant and Lender, and under a final certificate of occupancy and with all other permits and approvals necessary for the occupancy and use thereof issued in final form; (iv) Lender shall have received an estoppel letter from that Replacement Tenant, in form and substance satisfactory to Lender, which shall (among other things) acknowledge each of the foregoing and the completion of all work and the payment of all sums required from Borrower in connection with those premises and the obligation to pay rent thereunder on a current basis without offset or reduction for any reason; and, if those premises have been subject to any construction or other lienable work in connection with the Replacement Tenant's occupancy thereof, (v) Lender shall have received, at Borrower's expense, those endorsements to Lender's policy of title insurance with respect to the applicable Individual Property, in form and substance satisfactory to Lender, containing those assurances acceptable to Lender and its counsel with respect to mechanics liens, pending disbursements, completed work and all other issues that have potential impact upon Lender's first lien position as a result of the work performed in connection with readying those premises for Economic Occupancy.

         "ENVIRONMENTAL INDEMNITY" means that certain Environmental and Hazardous Substance Indemnification Agreement executed by Borrower in connection with the Loan for the benefit of Lender.

         "EQUIPMENT" has the meaning described in the Mortgage with respect to each Individual Property.

         "EVENT OF DEFAULT" has the meaning described in Paragraph 14.

         "EXCESS CASH FLOW" means, for any period, the sum (determined in accordance with GAAP) of (a) Net Operating Income (limiting any deduction for management fees to the lesser of the actual amount thereof or 5% of gross revenue from the Individual Property), plus (b) depreciation and amortization for that period, plus (c) disbursements from any of the Replacement Escrow Fund, the Tax and Insurance Escrow Fund, the Post Closing Repair Escrow, or any other escrows or reserves approved by Lender or provided for under the Loan Documents, minus (d) actual payments of principal and interest payments (calculated at the Applicable Interest Rate or at the Default Rate, if applicable) due and payable in accordance with the Note during an applicable period, minus (e) actual capital improvement expenditures in excess of payments from the Replacement Escrow Fund and funding of reserves for working capital and extraordinary expenses as approved by Lender in its sole discretion, and minus (f) payments into the Replacement Escrow Fund, the Tax and Insurance Escrow Fund and other reserves required under the Loan Documents.

         "EXCESS LOAN AMOUNT" has the meaning described in Paragraph 2.E(2).

         "EXTRAORDINARY EXPENSE" has the meaning described in Paragraph 4.E(6).

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



         "FINAL APPRAISAL" means an Appraisal that is accepted by Lender as to both form and substance, as and in the manner required under Paragraph 2.E(2).

         "FINAL APPRAISAL DATE" is that date defined in Paragraph 2.E(2).

         "FISCAL YEAR" means each twelve month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

         "GAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

         "GO-DARK EVENT" has that meaning described in Paragraph 13.C(1)(a).

         "GOVERNMENTAL AUTHORITY" means any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

         "GROSS INCOME FROM OPERATIONS" means all income, computed on an accrual basis on principles consistently applied, derived from the ownership and operation of the Properties from whatever source, including, but not limited to, all rent, utility charges and other reimbursed operating expenses or charges, escalations, forfeited security deposits, service fees or charges, license fees, parking fees, rent concessions or credits, and any business interruption insurance proceeds but excluding sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards, and interest on credit accounts; provided, however, the proceeds of casualty insurance and condemnation awards shall not be included in this definition whenever this definition is used for purposes of computing Debt Service Coverage Ratio. Gross income shall not be diminished as a result of the Mortgages or the creation of any intervening estate or interest in the Properties or any part thereof.

         "GUARANTOR" means Malan Realty Investors, Inc., and any other Person who now or hereafter may have executed any guarantee in favor of Lender with respect to any aspect of payment or performance of or under the Loan and/or Loan Documents.

         "GUARANTY" means that Guaranty in favor of Lender to be executed and delivered at Closing by Malan Realty Investors, Inc. and generally described in Paragraph 2.B.

         "HEDGE BREAKAGE COSTS" means losses costs incurred by Lender in connection with Hedging Activities engaged in connection with the Loan, including the hedging of interest rate fluctuations by selling U.S. Treasury securities or other methods chosen by BAC in its sole discretion.

         "HEDGING ACTIVITY" with respect to any portion or all of the Loan, means any interest rate swap, cap or collar agreement or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Lender.

         "IMPROVEMENTS" has the meaning described in the related Mortgage with respect to each Individual Property.

         "INCOMPLETE ITEMS" has the meaning described in Paragraph 13.E.

         "INDEMNIFIED LIABILITIES" has the meaning described in Paragraph 17.M.

         "INDEMNITEES" means Lender and the Servicing Agent, and their respective successors and assigns, respective parents, subsidiaries and Affiliates, their respective officers, directors, shareholders, members, managers, employees and agents, and their respective heirs, legal representatives, successors and assigns. Each of the individual Indemnitees is referred to an "Indemnitee".

         "INDEPENDENT DIRECTOR" has the meaning described in Paragraph 6.L(16).

         "INITIAL INTEREST RATE" means a rate of 7.43% per annum.

         "INSOLVENCY OPINION" has the meaning described in Paragraph 6.L(18).

         "INSPECTING ARCHITECT" has the meaning described in Paragraph 13.D(4).

         "INSURANCE PREMIUMS" has the meaning described in Paragraph 11.C hereof.

         "INSURANCE PROCEEDS" has the meaning described in Paragraph 12.C(1).

         "KEY IN-LINE TENANTS" are those parties (which as a tenant of an Individual Property) operate under the trade name and/or style of Fashion Bug, On-Cue or Maurice's (or an affiliated party, tradename or trade style permitted under their respective Leases or approved by Lender), as discussed in Paragraph13.C.

         "LEASE" means any lease, or, to the extent of the interest therein of Borrower, any sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property of Borrower, and every modification, amendment or other agreement relating to that lease, sublease, sub-sublease, or other agreement entered into in connection with that lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

         "LEGAL REQUIREMENTS" means, with respect to each Individual Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting that Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof. whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting that Individual Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to that Individual Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

         "LENDER" means Bloomfield Acceptance Company, L.L.C., together with its successors and assigns.

         "LICENSES" has the meaning described in Paragraph 6.K(2).

         "LIEN" means, with respect to each Individual Property, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the related Individual Property or any portion thereof or Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

         "LOAN" means the loan made by Lender to Borrower in the original principal amount set forth in, and evidenced by, the Note executed and delivered by Borrower and secured by the Mortgages and the other Loan Documents executed and delivered by Borrower.

         "LOAN DOCUMENTS" means, collectively, this Agreement, the Note, the Mortgage and Assignment of Leases encumbering each Individual Property, the Assignment of Agreements for each Individual Property, the Environmental Indemnity, the O&M Agreement for each Individual Property, the Manager's Consent and Subordination of Management Agreement for each Individual Property and any other document pertaining to the Individual Properties as well as all other documents executed and/or delivered in connection with the Loan.

         "LOAN-TO-VALUE REQUIREMENT" has the meaning described in Paragraph 2.E(2).

         "LOCK-BOX AGREEMENT" has the meaning described in Paragraph 7.Q.

         "MAJOR TENANTS" are those Tenants identified as such in Paragraph 13.C.

         "MANAGEMENT AGREEMENT" means, with respect to any Individual Property, that master Management Agreement in the form attached hereto as Exhibit C entered into by and between Borrower and the Manager, dated May 28, 1998, pursuant to which the Manager is to provide management and other services with respect to all of the Properties, and as referred to in Paragraph 6.K(13).

         "MANAGEMENT FEE" means an amount equal to 5% per annum of Gross Income from Operations for each Individual Property.

         "MANAGER" means Malan Realty Investors, Inc., as referred to in Paragraph 6.K(13).

         "MANAGER'S CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT" means the Agreement or Agreements by that name dated as of this date between and Lender and Manager.

         "MATURITY DATE" means June 11, 2028, or that other date on which the final payment of principal of the Note becomes due and payable as therein provided, whether at a stated maturity, by declaration of acceleration, or otherwise.

         "MONTHLY DEBT SERVICE PAYMENT AMOUNT" has the meaning described in Paragraph 3.

         "MORTGAGE" means, with respect to each Individual Property, that certain first priority Mortgage, Assignment of Leases and Rents and Security Agreement, dated the date of this Agreement, executed and delivered by Borrower as security for the Loan made to Borrower and encumbering that Individual Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time-to-time.

         "MORTGAGES" means, collectively, each Mortgage encumbering an Individual Property.

         "NET CAPITAL EXPENDITURES" for any period means the amount by which Capital Expenditures during that period exceeds reimbursements for those items during that period from any reserve fund established under this Loan Agreement.

         "NET OPERATING INCOME" means the amount obtained by subtracting Operating Expenses from Gross Income from Operations.

         "NET PROCEEDS" has the meaning described in Paragraph 12.C(1).

         "NET PROCEEDS DEFICIENCY" has the meaning described in Paragraph 12.C(3)(f).

         "NOTE" means that certain note dated as of the date of this Agreement, made by Borrower in favor of Lender, as it may be amended, restated, replaced, supplemented or otherwise modified from time-to-time, including any Defeased Note and Undefeased Note that may exist from time-to-time.

         "O&M AGREEMENT" means that certain Operations and Maintenance Agreement dated the date of this Agreement between Borrower and Lender given in connection with the Loan.

         "OFFICER'S CERTIFICATE" means a certificate delivered to Lender by Borrower that is signed by an authorized officer of the general partner or managing member of Borrower, in that capacity and not personally.

         "OPERATING EXPENSES" shall mean the total of all expenditures of whatever kind relating to the operation, maintenance and management of the Properties that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, taxes and assessments, advertising expenses, management fees, contributions to the Replacement Escrow Fund and the Rollover Escrow Fund, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, amortization of intangible assets, debt service and capital expenditures, all calculated on accounting principles consistently applied.

         "OPERATING OCCUPANCY" with respect to any Replacement Anchor means that a Replacement Anchor is in physical possession of the applicable Anchor Premises and is fully operating and open for business from those Anchor Premises, adequately staffed and merchandised (in Lender's sole but reasonable judgment) for those days, and those hours of operation generally approximating, the hours of operation, during the twelve months immediately preceding the date of this Agreement.

         "OPTIONAL PREPAYMENT DATE" means June 11, 2013.

         "OTHER CHARGES" means all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Properties, now or hereafter levied or assessed or imposed against the Properties or any part thereof.

         "PERMITTED ENCUMBRANCES" means, with respect to an Individual Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to that Individual Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and (d) those other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion.

         "PERMITTED USES" means the use of the Properties as retail shopping centers, and other appurtenant and related uses approved by Lender.

         "PERSON" means any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in that capacity on behalf of any of the foregoing.

         "POLICIES" has the meaning described in Paragraph 11.C.

         "POST-CLOSING REPAIR ESCROW FUND" has the meaning described in Paragraph 13.D.

         "POST-CLOSING REPAIRS" has the meaning described in Paragraph 13.D.

         "PREMISES" has the meaning described in the Granting Clause of the related Mortgage with respect to each Individual Property.

         "PREMIUM DEPOSIT" has the meaning described in Paragraph 13.A(1).

         "PREPAYMENT WINDOW DATE" has the meaning described in Paragraph 4.D.

         "PRE-SECONDARY MARKET TRANSACTION FINANCIALS" has the meaning described in Paragraph 10.A.

         "PRO-RATA RELEASE AMOUNT" means for an Individual Property the product of (a) the quotient obtained by dividing the Release Amount for that Individual Property by the sum of the original Release Amount for all Properties, and (b) the outstanding principal balance of the Loan.

         "PROPERTIES" means, collectively, all of the Individual Properties which are subject to the terms of this Agreement. The term "INDIVIDUAL PROPERTY" means Borrower's fee or leasehold interest in each parcel of real property and the improvements thereon owned by Borrower encumbered by a Mortgage, together with all rights pertaining to that property and those improvements, as more particularly described in the Granting Clauses of those Mortgages and referred to therein as the "MORTGAGED PROPERTY". The Properties are described on the attached Exhibit A.

         "POST CLOSING REPAIR ESCROW" has the meaning described in Paragraph
13.D.

         "POST-CLOSING REPAIRS" has the meaning described in Paragraph 13.D.

         "PURCHASE AGREEMENT" means that Agreement of Sale and Purchase between those Sellers identified on Exhibit A thereto and Malan Realty Investors, Inc., dated May 6, 1998, providing for the purchase of the Properties, as modified and/or amended (provided that any such modification or amendment has been provided to and approved by Lender).

         "QUALIFIED EXPENSES" has the meaning described in Paragraph 4.D(2).

         "RATING AGENCY" means each of each of Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., Moody's Investors Services, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, L.P. or any other nationally recognized statistical rating agency which has been approved by Lender.

         "RELEASE AMOUNT" means for an Individual Property the amount set forth on Exhibit B hereto.

         "RELEASE DATE" has the meaning described in Paragraph 2.F.

         "REMIC", "REMIC TRUST" and "REAL ESTATE MANAGEMENT INVESTMENT CONDUIT" shall have those meanings set forth in Paragraph 2.F(7).

         "RENTS" means, with respect to each Individual Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Individual Property, and proceeds, if any, from business interruption or other loss of income insurance.

         "REPLACEMENT ESCROW FUND" has the meaning described in Paragraph 13.B.

         "REQUIRED RECORDS" has the meaning described in Paragraph 10.B.

         "REQUIRED ROLLOVER ACCOUNT BALANCE" has that meaning described in Paragraph 13.C(2).

         "REPLACEMENT ANCHOR" is a party that is acceptable to Lender in the exercise of its reasonable discretion, that: (i) is experienced, creditworthy, and reputable and whose tenancy will (or would not) not cause or result in a requalification, reduction or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction involving the Loan, and whose use of the Anchor Premises does not violate any restrictive use provision in any then existing Lease of the adjacent Individual Property; and (ii) unless waived by Lender in the exercise of its sole discretion, is in Operating Occupancy of, and continuously operates that Anchor Tenant's business on and from 100% of those Anchor Premises, other than during interim periods necessary for the restoration of those Anchor Premises after a casualty or during similar periods when that use, operation and/or occupancy is not required under the terms of its applicable lease. If Lender shall consent to a waiver of any of the foregoing conditions or requirements, it may condition that consent upon Borrower's agreement to the requirement of the continuation of the Rollover Escrow Fund under terms and conditions acceptable to Lender and a monthly payment into the Rollover Escrow Fund in accordance with Lender's then applicable underwriting requirements.

         "REPLACEMENT TENANT" is a tenant that is acceptable to Lender in the exercise of its reasonable discretion, and which has executed a new lease agreement (on Borrower's standard lease form approved by Lender, or as otherwise agreed to by Lender) that: (i) shall be on a triple-net basis with an initial term of not less than 5 years; (ii) shall provide for rental rates net to the Landlord no less than that payable by the "TERMINATED TENANT" it is replacing (on a square foot basis, after taking into account all payments to be made with respect to both rent and occupancy costs by the Terminated Tenant or the Landlord, as they are compared to corresponding payments and obligation by the proposed Replacement Tenant or undertaken by Borrower under the proposed new lease) and that are otherwise comparable to existing local market rates for the space rented in an arms-length transaction; (iii) shall not contain any options for renewal or expansion by the tenant at rental rates that are either below comparable market levels or less than the rental rates paid by the Terminated Tenant (net to the Landlord, as noted above) during its initial lease term; (iv) in each case shall be to a tenant that is experienced, creditworthy, and reputable and whose use of the leased premises does not violate any restrictive use provision in any other then existing lease of that Individual Property; (v) unless waived by Lender in the exercise of its sole but reasonable discretion, shall require continuous operations of that tenant's business on and from 100% of the premises leased thereunder other than during interim periods necessary for the restoration of those premises after a casualty or during similar periods when that use, operation and/or occupancy is not required under the terms of that lease (a "CONTINUOUS OPERATION CLAUSE"); and (vi) shall not contain an option to purchase, right of first refusal, right to terminate or reduce the lease term (except in the event of destruction of all, or substantially all, of the Property or as otherwise permitted by Lender in the exercise of its sole discretion). A lease to a Replacement Tenant that is approved by Lender is a "REPLACEMENT LEASE". If Lender shall consent to a waiver of any of the foregoing conditions or requirements, it may condition that consent upon Borrower's agreement to the requirement of the continuation of the Rollover Escrow Fund under terms and conditions acceptable to Lender and a monthly payment into the Rollover Escrow Fund in accordance with Lender's then applicable underwriting requirements.

         "RESERVED ACCOUNTS" has the meaning described in Paragraph 13.F.

         "RESTORATION" has the meaning described in Paragraph 12.A.

         "REVISED INTEREST RATE" means a rate per annum equal to 500 basis points above the Initial Interest Rate, as discussed in Paragraph 4.E(1).

         "ROLLOVER ESCROW FUND" has the meaning described in Paragraph 13.C.

         "SCHEDULED DEFEASANCE PAYMENTS" has the meaning described in Paragraph 2.F.

         "SECONDARY MARKET TRANSACTION" means any transaction in which the Lender (i) sells the Loan, the Note and the other Loan Documents to one or more investors as a whole loan, (ii) participates the Loan to one or more investors,
(iii) deposits the Loan, the Mortgages, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sells the Loan or interest therein to investors, as described in Paragraph 7.O.

         "SECURITIES" means rated single or multi-class securities secured in whole or in part by or evidencing ownership in the Note and Mortgages, and sold or to be sold in connection with a Secondary Market Transaction.

         "SECURITY AGREEMENT" has the meaning described in Paragraph 2.F(6).

         "SELLER(S)" are those parties identified as the "Seller" under the Purchase Agreement.

         "SERVICER" is Bloomfield Servicing Company, L.L.C., or any other servicer or trustee appointed by Lender.

         "SEVERED LOAN DOCUMENTS" has the meaning described in Paragraph 15.C.

         "SPC MEMBER" has the meaning described in Paragraph 6.L(15).

         "STATE" means, with respect to an Individual Property, the State or Commonwealth in which that Individual Property or any part thereof is located.

         "SUCCESSOR BORROWER" has the meaning described in Paragraph 2.I.

         "SURVEY" means a survey of the Individual Property in question prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policies, containing a certification of that surveyor satisfactory to Lender and meeting those criteria discussed in Paragraph 5.A(3)(c).

         "TAKING" has the meaning described in Paragraph 12.B(1).

         "TAX AND INSURANCE ESCROW FUND" has the meaning described in Paragraph 13.A.

         "TAXES" means all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any of the Properties or part thereof.

         "TERM" has the meaning described in Paragraph 11.A.

         "TERMINATION EVENT" has that meaning described in Paragraph 13.C(1)(c).

         "TITLE INSURANCE POLICY" means, with respect to each Individual Property, a ALTA Lender title insurance policy in the form (acceptable to Lender) issued with respect to that Individual Property and insuring the lien of the Mortgage encumbering that Individual Property.

         "TRANSFER" has the meaning defined in Paragraph 8.(b) of the respective Mortgages for each Individual Property.

         "TRIGGERING EVENT", with respect to the Rollover Escrow Fund under Paragraph 13.C, means the existence of a Go-Dark Event and/or a Termination Event with respect to an Anchor Tenant or one or more Key In-Line Tenants, as provided in Paragraph 13.C.

         "UCC" or "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect in the applicable State or Commonwealth in which an Individual Property is located.

         "UNDEFEASED NOTE" has the meaning described in Paragraph 2.F(5) hereof.

         "UNINTENTIONAL BREACH" has the meaning described in Paragraph 6.N hereof.

         "U.S. OBLIGATIONS" means direct non-callable obligations of the United States of America.

         "WORK" has the meaning described in Paragraph 13.H.

         "YIELD MAINTENANCE PREMIUM" means the amount (if any) which, when added to the remaining principal amount of the Note or the principal amount of Defeased Note, as applicable, will be sufficient to purchase U.S.
Obligations providing the required Scheduled Defeasance Payments.

         B. Principles of Construction. All references to paragraphs, subparagraphs, schedules and exhibits are to Paragraphs, Subparagraphs, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "HEREOF," "HEREIN" AND "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms in this Agreement shall be equally applicable to both the singular and plural forms of the terms so defined.

2.       GENERAL TERMS

         A. LOAN AND DISBURSEMENT TO BORROWER. Subject to and upon the terms and conditions set forth in this Agreement, Lender will make the Loan to Borrower on the Closing Date in the original principal amount of $18,000,000.00. The Loan shall mature on the Maturity Date. Borrower shall accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth in this Agreement.

         (1) Disbursement to Borrower. Borrower may request and receive only one borrowing hereunder in respect of the Loan and any amount repaid may not be re-borrowed. Borrower shall, on the Closing Date, receive its Loan, subject to the direction given by Borrower as to the application of Loan proceeds to pay certain closing costs and to fund (a) the Tax and Insurance Escrow Fund,
               (b) the Replacement Escrow Fund, and (c) the Post Closing Repair Escrow, all in accordance with the provisions of this Agreement.

         (2) The Note. The Loan shall be evidenced by the Note of Borrower, in the original principal amount of the Loan. The Note shall bear interest as provided in the Note and shall be subject to repayment as provided in Paragraph 4. The Note shall be entitled to the benefits of this Agreement and shall be secured by the Mortgages, the Assignments of Leases and the other Loan Documents.

         B. SECURITY. The Loan shall be secured by the Mortgages creating a first lien on each of the Properties, together with the Assignment of Leases and Rents, the Guaranty of Malan Realty Investors, Inc., and the other Loan Documents. Under the Guaranty, Malan Realty Investors, Inc. has agreed to guarantee to Lender obligations of payment and performance (as described under the Guaranty) with respect to both (i) Borrower's liabilities for so-called "carve-outs" and "springing recourse" under Paragraphs 16.B and 16.C of this Agreement, Borrower's liability to pay any Excess Loan Amount, as provided under Paragraph 2.E(2) of this Agreement, and the payment to Lender of all Tenant Security Deposits (this latter obligation pursuant to Lender's waiver of certain of the provisions of Paragraph 9.D, as provided therein). As further security for the Loan, Borrower will at Closing establish the those Reserved Accounts required and described in Paragraph 13.

         C. USE OF PROCEEDS. Borrower shall use the proceeds of the Loan disbursed to it pursuant to Paragraph 2.A to (a) purchase the Properties as provided under the Purchase Agreement, (b) repay and discharge any existing loans relating to the Properties, (c) pay all Taxes, Insurance Premiums and Other Charges with respect of the Properties, (d) fund the Reserved Accounts,
(e) pay costs and expenses incurred in connection with the Closing of the Loan, as approved by Lender, and (f) fund any working capital requirements of the Properties.

         D. REPAYMENT. Borrower shall repay any outstanding principal indebtedness of the Loan in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment.

         (1) Late Payment Charge. If any portion of the Debt is not paid on the date on which it is due, Mortgagor shall pay to Mortgagee upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the Debt or the maximum amount permitted by applicable law in order to defray a portion of the expenses incurred by Mortgagee in handling and processing such delinquent payment and to compensate Mortgagee for the loss of the use of such delinquent payment, and such amount shall be secured by the Mortgages.

         (2) Restriction on Prepayment. Other than in connection with a Casualty/Condemnation Prepayment (as provided in Paragraph 2.E) or a voluntary defeasance (as provided in Paragraph 2.F), or as permitted under Paragraph 6 of the Note, Borrower shall have no right to prepay all or any portion of the Loan prior to the Optional Prepayment Date. On the Optional Prepayment Date or on any scheduled payment date thereafter, Borrower may, at its option and upon 30 days prior written notice from Borrower to Lender, prepay in whole or in part the Debt without payment of the Yield Maintenance Premium or any other premium or consideration. If prior to the Optional Prepayment Date and following the occurrence of any Event of Default Borrower shall tender payment of an amount sufficient to satisfy all or any portion of the Debt, that tender by Borrower shall be deemed to be voluntary and Borrower shall pay, in addition to the Debt, the Yield Maintenance Premium, if any, that would be required if a Defeasance Event had occurred. Each voluntary prepayment after the Optional Prepayment Date shall be made on a scheduled payment date and include all accrued and unpaid interest up to but not including that scheduled payment date or, if not paid on a scheduled payment date, include interest that would have accrued on that prepayment through the next regularly scheduled payment date.

         E. MANDATORY PREPAYMENTS. The Loan is subject to mandatory prepayment as follows, each without a Yield Maintenance Premium (provide that there shall not exist an Event of Default at the time of such mandatory prepayment and that mandatory prepayment is made as and in accordance with the applicable requirements of this Agreement):

         (1) The Loan is subject to mandatory prepayment in certain instances of Casualty and Condemnation (each a "CASUALTY/CONDEMNATION PREPAYMENT"), in the manner and to the extent set forth in Paragraph 12.C(4). Each Casualty/Condemnation Prepayment shall be made on a scheduled payment date and include all accrued and unpaid interest up to but not including that scheduled payment date or, if not paid on a scheduled payment date, include interest that would have accrued on that prepayment through the next regularly scheduled payment date.

         (2) Borrower's shall prepay that portion of the Loan that is equal to the Excess Loan Amount, as defined, described and determined below.

               (a) Under the procedure established in Paragraph 13.E of the Loan Agreement (and the corresponding provisions of Schedule 13.E), Lender has agreed to close the Loan without having received or approved of Appraisals for the Properties. The Appraisals to be delivered under that Paragraph, as approved by Lender as to both form and substance, must demonstrate a loan-to-value ratio that does not exceed 70%, taking into consideration all Properties (the "LOAN-TO-VALUE REQUIREMENT"). Borrower shall provide Lender with Appraisal Reports for all of the Individual Properties, in final form (each a "FINAL APPRAISAL") and in sufficient time to permit Lender's full review and comment, and if necessary each Appraiser's response and/or revision, on or before July 2, 1998 (the "FINAL APPRAISAL DATE"). Borrower shall pay to Lender, within five Business Days after written demand by Lender the excess, if any, of the Loan amount at the time of that demand over 70% of the aggregate final fair market value (the "APPRAISED VALUE") of all Properties taken together and established by the Final Appraisals approved by Lender for each Individual Property (the "EXCESS LOAN AMOUNT"), together with Hedge Breakage Costs. In determining the Excess Loan Amount, credit will be given for any "surplus" Loan Amount determined with respect to any other Individual Property (i.e., the allocated Loan amount for any Individual Property that exceeds the product of the Loan-to-Value Ratio times the Appraised Value for any such Individual Property).

         F. VOLUNTARY DEFEASANCE OF THE LOAN. At any time after the date (the "RELEASE DATE") which is four (4) years from the date of this Agreement and provided no Event of Default exists, Borrower may voluntarily defease all or any portion of the Loan by providing Lender with U.S. Obligations that produce payments which replicate the payment obligations of Borrower under the Note, or that portion of the Note which Borrower wishes to defease (hereinafter, a "DEFEASANCE EVENT"). Each Defeasance Event by Borrower shall be subject to the satisfaction of the following conditions precedent:

         (1) Borrower shall provide not less than 30 days prior written notice to Lender specifying a regularly scheduled payment date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur. That notice shall indicate the principal amount of the Note to be defeased;

         (2) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to but not including the Defeasance Date. If for any reason the Defeasance Date is not a regularly scheduled payment date, Borrower shall also pay interest that would have accrued on the Note through the next regularly scheduled payment date;

         (3) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, due under the Note, this Agreement, the Mortgages, and the other Loan Documents:

         (4) Borrower shall pay to Lender the required Defeasance Deposit for the Defeasance Event;

         (5) In the event only a portion of the Loan is the subject of the Defeasance Event, Borrower shall prepare all necessary documents to amend and restate the Note and issue two substitute notes, one note having a principal balance equal to the defeased portion of the original Note (the "DEFEASED NOTE") and the other note having a principal balance equal to the undefeased portion of the Note (the "UNDEFEASED NOTE"). The Defeased Note and Undefeased Note shall have identical terms as the Note except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance Event;

         (6) Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this provision of this Paragraph 2.F (the "SECURITY AGREEMENT");

         (7) Borrower shall deliver an opinion of counsel for Borrower in form satisfactory to Lender in its sole discretion stating, among other things, that Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Note to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower, and that any "REMIC TRUST" formed pursuant to a Secondary Market Transaction will not fail to maintain its status as a "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (or "REMIC") within the meaning of the Code as a result of that Defeasance Event;

         (8) Evidence in writing from the applicable Rating Agencies to the effect that such release will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to that Defeasance Event for the Securities issued in connection with the Secondary Market Transaction which are then outstanding. If required by the applicable Rating Agencies, Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies;

         (9) Borrower shall deliver an Officer's Certificate of Borrower certifying that the requirements set forth in this Paragraph 2.F have been satisfied;

         (10) Borrower shall deliver those other certificates, documents or instruments as Lender may reasonably request; and

         (11) Borrower shall pay all costs and expenses of Lender incurred in connection with the Defeasance Event, including any costs and expenses associated with a release of one or more Liens as provided in Paragraph 2.H hereof as well as reasonable attorneys' fees and expenses.


In connection with each Defeasance Event, Borrower appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Defeasance Date upon which payments are required under this Agreement and the Note (in the case of a Defeasance Event for the entire outstanding principal balance of the Loan) or the Defeased Note (in the case of a Defeasance Event for only a portion of the outstanding principal balance of the Loan) including the amounts due on the Maturity Date (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Deposit Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under the Note or the Defeased Note, as applicable. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Paragraph 2.F and satisfy Borrower's obligations under this Paragraph 2.F and Paragraph 2.G shall be remitted to Borrower.

         G. RELEASE OF PROPERTIES. Except as set forth in this Paragraph 2.G, or Paragraph 2.H below, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of any Lien of any Mortgage on any of the Properties.

         (1) If Borrower has elected to defease the entire Note and the requirements of Paragraph 2.F have been satisfied, all of the Properties shall be released from the Liens of their respective Mortgages and the U.S. Obligations, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note.

         (2) In connection with the release of the Liens, Borrower shall submit to Lender, not less than 30 days prior to the Defeasance Date, a release of Lien (and related Loan Documents) for each Individual Property for execution by Lender. That release shall be in a form appropriate in each jurisdiction in which an Individual Property is located and satisfactory to Lender in its sole discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with that release, together with an Officer's Certificate of Borrower certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect those releases in accordance with the terms of this Agreement.

         H. RELEASE OF INDIVIDUAL PROPERTIES. Borrower on one or more occasions may obtain (i) the individual release of an Individual Property from the Lien of the Mortgage thereon (and related Loan Documents) and (ii) the release of Borrower's obligations under the Loan Documents with respect to that Individual Property (other than those expressly stated to survive), upon satisfaction of each of the following conditions:

         (1) The principal balance of the Defeased Note shall equal or exceed the Adjusted Release Amount for the applicable Individual Property.

         (2)   The requirements of Paragraph 2.F have been satisfied.

         (3) Borrower shall submit to Lender, not less than 30 days prior to the date of that release, a release of Lien (and related Loan Documents) for that Individual Property for execution by Lender. That release shall be in a form appropriate in each jurisdiction in which the Individual Property is located and satisfactory to Lender in its sole discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with that release, together with an Officer's Certificate of Borrower certifying that such documentation (i) is in compliance with all Legal Requirements,
               (ii) will effect that release in accordance with the terms of this

          Agreement, and (iii) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Properties subject to the Loan Documents not being released).

     (4) After giving effect to that release, the Debt Service Coverage Ratio for all of the Properties then remaining subject to the Liens of the Mortgages shall be equal to the greater of (i) the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the Closing Date, and (ii) the Debt Service Coverage Ratio for all of the then remaining Properties (including the Individual Property to be released) for the twelve (12) full calendar months immediately preceding the release of the Individual Property.

     I. SUCCESSOR BORROWER. In connection with any release of a Lien under Paragraph 2.H, Lender or its designee (together the "DESIGNEE") shall establish or designate a successor entity (the "SUCCESSOR BORROWER") and Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations to that Successor Borrower. The obligation of the Designee to establish or designate a Successor Borrower shall be retained by the Designee notwithstanding the sale or transfer of the Loan unless that obligation is specifically assumed by the transferee. The Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations under those documents. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. No assumption fee shall be payable upon a transfer of the
Note in accordance with such a Defeasance accomplished in accordance with the provisions of this Agreement, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and expenses, incurred in connection therewith.

     J. RELEASE ON PAYMENT IN FULL. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Loan Agreement, release the Liens of the Mortgages not theretofore released.

3.   INTEREST

     Interest on the Loan and the Note shall accrue at the Applicable Interest Rate and shall be calculated in accordance with Paragraph 4. Interest and principal on the Loan shall be paid in installments as follows: (a) a payment of interest only on the Closing Date (representing the interest that will accrue under the Note through June 10, 1998); (b) a constant payment of $124,996.95 (the "MONTHLY DEBT SERVICE PAYMENT AMOUNT"), on the eleventh day of July 1998 and on the eleventh day of each calendar month thereafter up to and including the eleventh day of May 2028; each of those payments to be applied (i) to the payment of interest computed at the Initial Interest Rate; and (ii) the balance applied toward the reduction of the principal sum; and the balance of that principal sum together with all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. The constant payment required under the Note is based on an amortization schedule of 360 months. All amounts due under the Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

     A. DEFAULT RATE; POST-MATURITY INTEREST. Upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay to Lender
(a) interest on the entire outstanding principal balance of the Note and any other amounts due at the Default Rate, and (b) on the eleventh day of each month during which that Event of Default shall continue, an aggregate amount equal to the Excess Cash Flow for the prior month, that Excess Cash Flow to be applied by Lender to the payment of the Debt in that order as Lender shall determine in its sole discretion, including, without limitation, alternating applications thereof between interest and principal. Interest at the Default Rate and Excess Cash Flow shall both be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due). Interest at the Default Rate shall be added to the Debt and shall be secured by the Mortgages. This Subparagraph 3.A, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default; the acceptance of any payment of Excess Cash Flow shall not be deemed to cure or constitute a waiver of any Event of Default; and Lender retains its rights under this Note to accelerate and to continue to demand payment of the Debt upon the happening of any Event of Default, despite any payment of Excess Cash Flow.

     B. CONTROLLING AGREEMENT. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Paragraph 3.B shall control every other covenant and agreement in this Agreement, the Mortgages and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Debt, and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

4.   PAYMENTS AND COMPUTATIONS

     A. MAKING OF PAYMENTS BY EFT. Each payment by Borrower under this Agreement or under the Note shall be made in funds settled by Electronic Fund Transfer through the Automated Clearing House network in funds immediately available to Lender by 11:00 a.m., New York City time, on the date that payment is due, to Lender by deposit to those account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day that is not a Business Day, that payment shall be made on the first Business Day prior thereto.

     B. COMPUTATIONS. Interest payable hereunder or under the Note by Borrower shall be computed on the basis of the actual number of days elapsed in the related interest accrual period over a 360-day year.


     C. LATE PAYMENT CHARGE. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of that unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing that delinquent payment and to compensate Lender for the loss of the use of that delinquent payment. Any such amount shall be secured by the Mortgages and the other Loan Documents.


     D. ANNUAL BUDGETS. If the Loan is not repaid in full by the date which is three months prior to the Optional Prepayment Date (the "PREPAYMENT WINDOW DATE"), from and after the Prepayment Window Date until the Optional Prepayment
Date: (i) Borrower shall cause all Rents and other sums collected from, or arising with respect to, each Properties to be deposited in the Lock-Box Account; and, provided that there shall not then exist an Event of Default, nor any event or circumstance that with the giving of notice or the passage of time, or both, would constitute an Event of Default, (ii) on the third (3rd) day preceding the day that payment of the Monthly Debt Service Amount is due each month (or if that day is not a Business Day, the first Business Day preceding such day) Lender shall instruct the Cash Management Bank to wire to Borrower the amount collected in the Lock-Box Account as of that date.

     (1) Not later than the first day of the month in which the Prepayment Window Date occurs (with respect to the partial year between that date and the last day of that calendar year), and not later than 60 days prior to the commencement of each calendar year thereafter, Borrower shall submit to the Lender for the Lender's written approval an annual budget (an "ANNUAL BUDGET") for each Individual Property, in form satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and other Qualified Expenses (defined below) for each such Individual Property, and on a consolidated basis, all Properties. Each such Annual Budget shall contain, among other things, limitations on management fees, third party service fees, and other expenses as the Lender may reasonably determine. Lender shall have the right to approve each such Annual Budget and in the event that Lender objects to any one or more of the proposed Annual Budgets submitted by Borrower, Lender shall advise Borrower of those objections within 15 days after receipt thereof (and deliver to Borrower a reasonably detailed description of those objections) and Borrower shall within three days after receipt of notice of any such objections revise the Annual Budget (both with respect to each such Individual Property to which those objections relate, and the consolidated Annual Budget) and resubmit the same to Lender. Lender shall advise Borrower of any objections to each such revised Annual Budget within 10 days after receipt thereof (and deliver to Borrower a reasonably detailed description of those objections) and Borrower shall promptly revise the same in accordance with the process described in this Subparagraph 4.D(1) until the Lender approves an Annual Budget for all Properties, provided, however, that if Lender shall not advise Borrower of its objections to any a proposed Annual Budget for an Individual Property within the applicable time period set forth in this Subparagraph 4.D(1), then the proposed Annual Budget for that Individual Property shall be deemed approved by Lender. Each such Annual Budget approved by Lender in accordance with these terms is an "APPROVED ANNUAL BUDGET." Until that time when Lender approves a proposed Annual Budget for an Individual Property, the most recently Approved Annual Budget for that Individual Property shall apply; provided that such Approved Annual Budget for that Individual Property shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses. Lender acknowledges that Annual Budgets initially submitted to it by Borrower each year will be "preliminary" in that sense that they will not have been approved by Borrower's parent (Malan Realty Investors, Inc.) in accordance with its customary budgeting process, until approximately December 15th of each year.

     (2) The term "QUALIFIED EXPENSES" as used herein means the following items paid or payable to third parties who are not Affiliated with Borrower, its partners, members, shareholders or other principals: (a) real estate taxes, general and special assessments or similar charges; (b) sales, use and personal property taxes; (c) management fees as the Lender may reasonably determine, based the Rents actually paid during the preceding calendar month; (d) insurance premiums including, but not limited to, casualty, liability, rent and fidelity insurance premiums; (e) cost of all electricity, oil, gas, water, steam, HVAC and any other energy, utility or similar item and overtime services, the cost of building and cleaning supplies, and all other administrative, operating and maintenance expenses incurred in connection with the operation of the applicable Properties; (f) the cost of necessary cleaning, repair, replacement, maintenance, decoration or painting of existing improvements on the applicable Properties (including, without limitation, parking lots and roadways), of like kind and quality or that kind or quality which is necessary to maintain the applicable Properties to the same standards as competitive properties of similar size and location to the applicable Properties; (g) the cost of those other maintenance materials, HVAC repairs, parts and supplies, and all equipment to be used in the ordinary course of business; (h) marketing and advertising expenses for the applicable Properties incurred in the ordinary course of business and approved by Lender; (i) casualty losses to the extent not reimbursed by a third party and (j) and other expenses for the applicable Properties approved by Lender.

     (3) Notwithstanding the foregoing, the term Qualified Expenses with respect to any Individual Property shall not include (i) depreciation or amortization or any other non-cash item of expense unless approved by Lender; (ii) interest, principal, fees, costs and expense reimbursements of Lender in administrating the Loan or exercising remedies under the Note, this Loan Agreement, the Mortgages or the other Loan Documents; (iii) unless otherwise specifically approved by Lender in writing, items which are not set forth on an Approved Annual Budget which has been prepared by Borrower and approved by Lender with respect to that Properties.


     E. HYPERAMORTIZATION AFTER OPTIONAL PREPAYMENT DATE. In the event that Borrower does not prepay on the Optional Prepayment Date the entire principal balance of the Note and any other amounts outstanding under this Agreement and/or any of the other Loan Documents, Borrower shall continue to cause all Rents and other sums collected from, or arising with respect to, all Properties to be deposited in the Lock-Box Account, and the following additional provisions shall apply:

     (1) From and after the Optional Prepayment Date, interest shall accrue on the unpaid principal balance from time-to-time outstanding on this Note at the Revised Interest Rate. Interest accrued at the Revised Interest Rate and not paid pursuant to this Paragraph 4.E shall be deferred and added to the Debt and shall earn interest at the Revised Interest Rate to the extent permitted by applicable law (that accrued interest is hereafter defined as "ACCRUED INTEREST"). All of the Debt, including any Accrued Interest, shall be due and payable on the Maturity Date.

     (2) Commencing on the Optional Prepayment Date and continuing on the eleventh day of each calendar month thereafter (each such date being an "APPLICATION DATE") up to and including the Maturity Date, Lender shall apply all funds in the Lock-Box Account to the payment of the Monthly Debt Service Payment Amount, to be applied first to the payment of interest computed at the Initial Interest Rate, with the remainder applied to the reduction of the outstanding principal balance of the Note. Provided no Event of Default shall exist, all funds in the Lock-Box Account in excess of the amount necessary to pay the Monthly Debt Service Payment Amount shall be applied by Lender on each Application Date following the Optional Prepayment Date in the following order of priority: (i) to the payment of required payments to be made in accordance the Tax and Insurance Escrow Fund, and thereafter, to the Replacement Escrow Fund and the Rollover Escrow Fund; (ii) second, provided a Borrower's Requisition (defined below) has been properly submitted therefor at least five days in advance of that Application Date, to the payment of all unpaid Qualified Expenses which have been incurred by Borrower; (iii) third, in payment of certain Extraordinary Expenses for each of the Properties which have been approved by Lender; (iv) fourth, in payment of the outstanding principal due under the Note until that principal amount is paid in full; (v) fifth to Lender for Accrued Interest; (vi) sixth, to Lender of any other amounts due under the Loan Documents; and (vii) lastly, any excess amounts to Borrower.


     (3) Borrower shall not make a request for disbursement more than once a month, and each such disbursement request shall relate to all of the Mortgaged Properties for which any disbursement is requested that month. Each request for a disbursement submitted to Lender shall constitute a representation and warranty by Borrower hereunder and under the Mortgage that Borrower is entitled to receive a disbursement from the Lock-Box Account for the items covered thereby in accordance with clause (ii) of Subparagraph 4.E(2).


     (4) The term "BORROWER'S REQUISITION" means a request for disbursement from the Lock-Box Account for the payment of Qualified Expenses in a form specified or approved by Lender, which shall at a minimum set forth (i) the Qualified Expenses for which that request is made, in the aggregate and on a property-by-property basis, (ii) copies of all invoices for the related Qualified Expenses in form satisfactory to Lender, and (iii) unless previously delivered to Lender, evidence satisfactory to Lender that all Qualified

          Expenses which were the subject of previous disbursements from the Lock-Box Account have been paid in full.

     (5) Nothing in this Paragraph 4.E shall limit, reduce or otherwise affect Borrower's obligations to make payments of the Monthly Debt Service Payment Amount, payments to the Tax and Insurance Escrow Fund, the Replacement Escrow Fund or the Rollover Escrow Fund, and payments of other amounts due hereunder and under the other Loan Documents, whether or not Rents are available to make those payments.

     (6) In the event that Borrower must incur an extraordinary operating expense or capital expense not set forth in the Annual Budget or allotted for in the Replacement Escrow Fund or the Rollover Escrow Fund (each an "EXTRAORDINARY EXPENSE"), then Borrower shall promptly deliver to Lender a reasonably detailed explanation of that proposed Extraordinary Expense for Lender's approval.

     (7) The Lock-Box Account and any sums, notes, drafts, checks, money orders or other instruments delivered for deposit therein shall constitute additional security for this Note and any other obligations of Borrower to Lender hereunder or under the Security Instruments or the other Loan Documents. Lender and the Cash Management Bank are hereby authorized and appointed as Borrower's attorney-in-fact to endorse any checks delivered to the Lock-Box, Lender or the Cash Management Bank for deposit into the Lock-Box Account.

     (8) Within one month of Lender's written demand made at any time on or after the eleventh day of the calendar month immediately preceding the Optional Prepayment Date, Borrower shall terminate all existing management agreements related to any one or more of the Mortgaged Properties and enter into one or more separate management agreements with respect to any or all such Mortgaged Properties with a management company or management companies acceptable to Lender.

     F. PAYMENTS RECEIVED IN THE DEPOSIT ACCOUNT. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for the Tax and Insurance Escrow Fund, Replacement Escrow Fund, Rollover Escrow Fund, and any other payment reserves established pursuant to this Agreement or any other Loan Document, shall be deemed satisfied to the extent sufficient amounts are deposited in the Deposit Account to satisfy those obligations on the dates each such payment is required, regardless of whether any of those amounts are so applied by Lender.

5.   CONDITIONS PRECEDENT

     A. CONDITIONS PRECEDENT TO CLOSING. The obligation of Lender to make the Loan is subject to the fulfillment by Borrower or waiver (including any conditional waiver in connection with the post-Closing compliance provisions of Paragraph 13.E) by Lender of the following conditions precedent no later than the Closing Date:

     (1) Representations and Warranties; Compliance with Conditions. The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of that date, and no Default or an Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

     (2) Loan Agreement and Note. Lender shall have received a copy of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

     (3)  Delivery of Loan Documents; Title Insurance, Reports; Leases.

          (a) Mortgages, Etc. Lender shall have received from Borrower fully executed and acknowledged counterparts of the Mortgages, the Assignments of Leases and

               Financing Statements relating to each of the Properties and evidence that counterparts of the Mortgages, Assignments of Leases and Financing Statements have been delivered to the title company for recording and/or filing, in the reasonable judgment of Lender, so as to effectively create upon that recording valid and enforceable Liens upon those Properties, of the requisite priority, in favor of Lender (or such trustee as may be required or desired under local law), subject only to the Permitted Encumbrances and those other Liens that are permitted pursuant to the Loan Documents. Lender shall have also received from Borrower fully executed counterparts of the Environmental Indemnity, and Manager's Consent and Subordination of Management Agreement and the other Loan Documents required by Lender in connection with the Closing of the Loan.

          (b) Title Insurance. Lender shall have received Title Insurance Policies issued by a title company acceptable to Lender and dated as of the Closing Date, with reinsurance and direct access agreements acceptable to Lender. Those Title Insurance Policies shall (A) provide coverage in amounts satisfactory to Lender, (B) insure Lender that the relevant Mortgage creates a valid lien on the Individual Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) contain those endorsements and affirmative coverages as Lender may reasonably request, and (D) name Lender as the insured. The Title Insurance Policies shall be assignable. Lender also shall have received evidence that all premiums in respect of that Title Insurance Policies have been paid.

          (c) Survey. Lender shall have received a current title survey for each Individual Property, certified to the title company and Under and their successors and assigns, in form and content satisfactory to Lender and prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the 1996 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, and Lender's Survey Guidelines. The survey should meet the classification of an "Urban Survey" and the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A) should be added to each survey: 2, 3, 4, 6, 8, 9, 10, 11 and 13. Each survey shall reflect the same legal description contained in the Title Insurance Policies relating to the corresponding Individual Property and shall include, among other things, a metes and bounds description of the real property comprising part of that Individual Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender.

          (d) Insurance. Lender shall have received valid certificates of insurance for the policies of insurance required hereunder, satisfactory to Lender in its sole discretion, and evidence of the payment of all premiums payable for the existing policy period.

          (e) Environmental Reports. Lender shall have received an environmental report with respect of each Individual Property, in each case satisfactory to Lender.

          (f) Zoning. With respect to each Individual Property, Lender shall have received, at Lender's option, (i) letters or other evidence with respect to each Individual Property from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws, and an ALTA 3.1 zoning endorsement for the applicable Title Insurance Policy, or
               (ii) a zoning opinion letter, in substance reasonably satisfactory to Lender.

          (g) Encumbrances. Borrower shall have taken or caused to be taken those actions in such a manner so that Lender has a valid and perfected Lien of the requisite priority as of the Closing Date with respect to each Mortgage in the applicable Individual Property, subject only to applicable Permitted Encumbrances and those other Liens that are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence of the foregoing.

          (h) SNDA and Estoppel Requirements. Lender shall have received executed originals of Subordination, Nondisturbance and Attornment Agreements and Estoppel Letters from the tenants of the Individual Properties, in form and substance satisfactory to Lender.

     (4) Related Documents. Each additional document not specifically referenced in this Agreement, but relating to the transactions contemplated in this Agreement, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

     (5) Delivery of Organizational Documents. On or before the Closing Date, Borrower shall deliver to Lender copies certified by Borrower of all organizational documentation related to Borrower and/or its formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its sole discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates requested by Lender.

     (6) Opinions of Borrower's Counsel. Lender shall have received opinions of Borrower's counsel (both Borrower's general counsel and local counsel, as applicable) (i) with respect to non-consolidation, and fraudulent transfer issues, and (ii) with respect to due execution, authority, enforceability of the Loan Documents and those other matters that Lender may require, all such opinions in form, scope and substance satisfactory to Under and Lender's counsel in their sole discretion.

     (7) Basic Carrying Costs. Borrower shall have paid all basic carrying costs relating to each of the Properties that are currently due, including without limitation, (i) insurance premiums, (ii) Taxes, and
          (iii) Other Charges.

     (8) Completion of Proceedings. All corporate, organizational and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received counterpart originals or certified copies of those documents that Lender may reasonably request.

     (9) Payments. All payments, deposits or escrows required to be made or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.



6.   REPRESENTATIONS AND WARRANTIES

     Borrower makes the following representations and warranties (as of the date of this Agreement and as of the Closing Date) and covenants to Lender:

     A. ORGANIZATION. Borrower has been duly organized and is validly existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of Borrower is the ownership, management and operation of the Properties. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Code.

     B. ENFORCEABILITY. The Note, this Agreement, the Mortgages and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Agreement, the Mortgages and the other Loan Documents, or the exercise of any right thereunder, render this Agreement or the Mortgages unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

     C. PROCEEDINGS. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and those other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     D. BUSINESS PURPOSE. The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

     E. NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will that action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

     F. LITIGATION/BANKRUPTCY. Except as otherwise set forth on Schedule 6.F, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Borrower or any of the Properties, which actions, suits or proceedings, if determined against Borrower or any of the Properties, might materially adversely affect the condition (financial or otherwise) or business of Borrower or the condition or ownership of any of the Properties. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

     G. AGREEMENTS. Borrower is not a party to any agreement or instrument or subject to any restriction which might materially and adversely affect Borrower or any of the Properties, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower or any of its Properties are bound. There are no prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

     H. NO PLAN ASSETS. Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (i) Borrower is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not subject to state statutes regulating investments of, and fiduciary obligations with respect to, governmental plans.

     I. FINANCIAL INFORMATION. All financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of the Properties (i) is true, complete and correct in all material respects and fairly present the financial condition of Borrower, the Properties and any other persons or entities that are the subject of that date or those financial statements and (ii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on any one or more or all of the Properties or the operation thereof for the use for which they are presently operated, except as referred to or reflected in those financial statements. Since the date of those financial statements, there has been no materially adverse change in the financial condition, operation or business of Borrower from that set forth in those financial statements. In making the foregoing representations and warranties, Lender acknowledges that Borrower is acquiring the Properties with the proceeds of the Loan, and of necessity conditions the foregoing representations and warranties, as of this date and to the extent that they are in fact based on information provided to Borrower by Sellers, or address the Properties themselves, to the Best of Borrower's Knowledge.

     J. FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages encumbering the Properties have been paid, and, under current Legal Requirements, the Mortgages encumbering the Properties are enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof).

     K. COMPLIANCE AND THE PROPERTY. Borrower represents, warrants and covenants as follows:

     (1) Title. Borrower has good, marketable and insurable fee title to the real property comprising the Properties, free and clear of all Liens whatsoever except the Permitted Encumbrances, those other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Each Mortgage intended to encumber any of the Properties, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected lien on the applicable Individual Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and
          (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, those other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Permitted Encumbrances do not materially and adversely affect the value of or the use of the Property or Borrower's ability to repay the Loan. There are no claims for payment for work, labor or materials affecting any of Borrower's Properties which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

     (2) Certificates, Licenses, Status of Property. All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of each Individual Property for the Permitted Uses (collectively the "LICENSES"), have been obtained and are in full force and effect. There is no proceeding pending (or, to the best of Borrower's knowledge, contemplated) for the total or partial condemnation of, or affecting, any such Individual Property.

     (3) Boundaries and Zoning. Except as disclosed on the Survey for each Individual Property provided to and accepted by Lender in connection with the Closing (and subject to the applicable requirements regarding those Surveys on Schedule 13.E), All of the Improvements which were included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of each Individual Property, and no improvements on adjoining properties encroach upon each Individual Property, and no easements or other encumbrances upon the Premises encroach upon any of the Improvements, so as to affect the value or marketability of each Individual Property except those which are insured against by title insurance. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

     (4) Flood Zone. Except as shown on the Surveys, none of the Improvements on any of the Individual Properties are located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

     (5) Physical Condition. Except as disclosed in the Engineering Report for each Individual Property to be provided to and accepted by Lender in connection with the Closing (and subject to the applicable requirements regarding those Engineering Reports on Schedule 13.E), each of the Individual Properties, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators (if any), exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any of the Individual Properties, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any of the Individual Properties, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. In making the foregoing representations and warranties, Lender acknowledges that Borrower is acquiring the Properties with the proceeds of the Loan, and of necessity conditions the foregoing representations and warranties, as of this date and to the extent that they are in fact based on information provided to Borrower by Sellers, or address the Properties themselves, to the Best of Borrower's Knowledge.

     (6) Leases. None of the Individual Properties are subject to any Leases other than the Leases described in the rent rolls delivered to Lender in connection with this Agreement and applicable to each such Individual Property. No person has any possessory interest in any Individual Property or right to occupy the same except under and pursuant to the provisions of the Leases. The current Leases are in full force and effect and there are no defaults thereunder by Borrower or (to the Best of Borrower's Knowledge) by any tenant thereunder, and there are no conditions that, with the giving of notice, the passage of time, or both, would constitute defaults thereunder by Borrower or (to the Best of Borrower's Knowledge) by any tenant thereunder. In making the foregoing representations and warranties, Lender acknowledges that Borrower is acquiring the Properties with the proceeds of the Loan, and of necessity conditions the foregoing representations and warranties, as of this date and to the extent that they are in fact based on information provided to Borrower by Sellers, or address the Properties themselves, to the Best of Borrower's Knowledge.

     (7) Compliance. Borrower and each of the Properties and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes. In making the foregoing representation and warranty with respect to the Properties, Lender acknowledges that Borrower is acquiring the Properties with the proceeds of the Loan, and of necessity conditions the foregoing representation and warranty, as of this date and to the extent that they are in fact based on information provided to Borrower by Sellers, or address the Properties themselves, to the Best of Borrower's Knowledge. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of Borrower, but Borrower, upon providing Lender with security satisfactory to the Lender in its sole discretion, may proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement.

     (8) No Governmental Forfeiture Rights. Borrower represents and warrants to Lender that there has not been committed by Borrower or any other person in occupancy of or involved with the operation or use of any of the Properties any act or omission affording the federal government or any state or local government the right of forfeiture as against any of the Properties or any part thereof or any monies paid in performance of Borrower's obligations under the Note or under any of the other Loan Documents. In making the foregoing representation and warranty, Lender acknowledges that Borrower is acquiring the Properties with the proceeds of the Loan, and of necessity conditions the foregoing representation and warranty, as of this date and to the extent that they are in fact based on information provided to Borrower by Sellers, or address the Properties themselves, to the Best of Borrower's Knowledge. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. Borrower shall indemnify Lender and defend and hold Lender harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the representations and warranties set forth in this Subparagraph6.K(8). Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Borrower or all or any part of any of the Properties under any federal or state law for which forfeiture of any of the Properties or any part thereof or of any monies paid in performance of Borrower's obligations under the Loan Documents is a potential result, shall, at the election of Lender, constitute an Event of Default hereunder without notice or opportunity to cure.

     (9) Separate Lots. Each Individual Property is comprised of one or more parcels which constitute a separate tax lot and does not constitute a portion of any other tax lot not a part of that Individual Property.

     (10) Assessments. There are no pending or proposed special or other assessments for public improvements or otherwise affecting any of the Properties, nor are there any contemplated improvements to any of the Properties that may result in those special or other assessments.

     (11) Use of Properties. Each of the Properties is used exclusively for the Permitted Uses.

     (12) Utilities and Public Access. Each of the Properties has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service that Property for its respective intended uses. All public utilities necessary or convenient to the full use and enjoyment of each of the Properties are located either in the public right-of-way abutting those Properties (which are connected so as to serve the Properties without passing over other property) or in recorded easements serving those Properties and those easements are set forth in the Title Insurance Policies. All roads necessary for the use of each of the Properties for their current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

     (13) Management Agreement. The master Management Agreement dated May 28, 1998 (the "MANAGEMENT AGREEMENT") between Borrower and Malan Realty Investors, Inc. ("MANAGER"), pursuant to which Manager operates each Individual Property, is in full force and effect and there are no defaults thereunder by Borrower or by Manager, and there are no conditions which, with the giving of notice, the passage of time, or both, would constitute defaults thereunder by any party. Borrower shall maintain the Management Agreement for the operation of each of the Properties in full force and effect and timely perform all of Borrower's obligations thereunder and enforce performance of all obligations of the Manager thereunder. The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to the Mortgages and the Manager shall attorn to Lender. Borrower shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Property with Manager or any other party without the express written consent of Lender, which consent shall not be unreasonably withheld. If at any time Lender consents to the appointment of a new Manager, then that new Manager and Borrower shall, as a condition of Lender's consent, execute a Manager's Consent and Subordination of Management Agreement in the form then used by Lender. In the event that Borrower does not prepay the entire principal balance of the Note and any other amounts outstanding under the Loan Documents on the Optional Prepayment Date, or if after the occurrence of an Event of Default Lender shall request Borrower to terminate the Management Agreement, Borrower shall terminate the Management Agreement and replace the Manager with a Manager approved by Lender.

     L. SINGLE PURPOSE ENTITY/SEPARATENESS. Borrower represents and warrants to, and covenants with, Lender that as of the date of this Agreement and until the Debt is paid in full:

     (1) No Other Assets. Borrower does not own and will not own any asset or property other than (A) the Properties, and (B) incidental personal property necessary for the ownership or operation of the Properties.

     (2) No Other Business. Borrower will not engage in any business other than the ownership, management and operation of the Properties and Borrower will conduct and operate its business as presently conducted and operated.

     (3) Contracts with Affiliates. Borrower will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower, any Guarantor, or any Affiliate of any constituent party, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

     (4) No Other Indebtedness. Borrower has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Debt, (ii) trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts that are normal and reasonable under the circumstances, and (iii) debt incurred in the financing of equipment and other personal property used on the Premises. No indebtedness other than the Debt may be secured (subordinate or pari passu) by the Property. Except as set forth in the immediately preceding sentence, no indebtedness other than the Debt may be secured (subordinate or pari passu) by the Properties.


     (5) Restrictions on Loans. Borrower has not made and will not make any loans or advances to any third party (including any Affiliate or constituent party, any Guarantor or any Affiliate of any constituent party or Guarantor), and shall not acquire obligations or securities of its Affiliates.

     (6) Solvency. Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel employment and overhead expenses) from its assets as the same shall become due.


     (7) Organizational Integrity. Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, articles of organization, trust or other organizational documents of Borrower or that constituent party without the prior written consent of Lender.

     (8) Books and Records. Borrower will maintain books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party and Borrower will file its own tax returns. Borrower shall maintain its books, records, resolutions and agreements as official records.

     (9) Separate and Distinct Status. Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower or constituent party of Borrower or any Guarantor or any Affiliate of any Guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, and shall not identify itself or any of its Affiliates as a division or part of the other

     (10) Capitalization. Borrower is adequately capitalized and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

     (11) No Liquidation or Dissolution. Neither Borrower nor any constituent party will seek or effect the liquidation, dissolution, winding up, liquidation, consolidation or merger, in whole or in part, of Borrower.

     (12) No Commingling. Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party, any Guarantor, or any Affiliate of any constituent party of Guarantor, or any other Person.

     (13) Separation of Assets. Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, any Guarantor, or any Affiliate of any constituent party of Guarantor, or any other Person.

     (14) Not Responsible for Other's Obligations. Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other Person.

     (15) SPC Management. If Borrower is a limited partnership or a limited liability company, each general partner or managing member (an "SPC MEMBER") is a corporation whose sole asset is its interest in Borrower and each general partner or SPC Member will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this Paragraph 6.K as if that representation, warranty or covenant was made directly by that general partner or SPC Member.

     (16) Independent Director Requirement. Borrower shall at all times cause there to be at least one duly appointed member of the board of directors (an "INDEPENDENT DIRECTOR") of (or each general partner or SPC Member of) Borrower reasonably satisfactory to Lender who shall not have been at the time of that individual's appointment, and may not have been at any time during the preceding five years (i) a shareholder of, or an officer, director, partner, member or employee of, Borrower or any of its shareholders, subsidiaries or Affiliates,
          (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or Affiliates, (iii) a person or other entity controlling or under common control with any that shareholder, partner supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, director, partner, member, employee, supplier or customer of any other director of Borrower. As used in this Agreement, the term "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

     (17) Required Participation by Independent Director. Borrower shall not cause or permit the board of directors of Mortgagor (or each general partner or SPC Member of Borrower, as applicable) to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires a vote of the board of directors of Borrower (or each general partner or SPC Member of

          Borrower, as applicable) unless at the time of that action there shall be at least one member who is an Independent Director.

     (18) Insolvency Opinion. Borrower shall conduct its business so that the assumptions made with respect to Borrower in that certain opinion letter dated the date of this Agreement (the "INSOLVENCY OPINION") delivered by Miro, Weiner & Kramer, P.C. in connection with the Loan shall be true and correct in all respects.

     M. FULL AND ACCURATE DISCLOSURE. No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. To the extent that any such statement of fact is based upon information provided by Sellers, that statement of fact has been made to the Best of Borrower's Knowledge, and the foregoing representation and warranty is similarly conditioned. There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, any of the Properties or the business, operations or condition (financial or otherwise) of Borrower.

     N. SURVIVAL OF REPRESENTATIONS/UNINTENTIONAL BREACH. All of the representations and warranties of Borrower set forth in Paragraph 6 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as the context thereof requires but at least as long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. Any representation or warranty that is conditioned upon the Best of Borrower's Knowledge is so conditioned only as of the date of this Agreement so that Borrower will not be subject to an immediate Event of Default under Paragraph 14.E if the that representation or warranty, if not conditioned upon that knowledge, should prove to be false, incorrect or inaccurate in any respect (an "UNINTENTIONAL BREACH"). However, in that event, Borrower continues to responsible for curing the factual conditions or circumstances causing that Unintentional Breach, shall immediately notify Lender of that Unintentional Breach and shall cure that unintentional Breach within the earlier of: (A) 30 days after that date when Borrower first becomes aware of that Unintentional Breach or first receives notice of from Lender of a default under this Agreement based upon such an Unintentional Breach, whichever shall first occur, provided, however, if that Unintentional Breach is reasonably susceptible of cure, but not within that 30 day period, then Borrower may be permitted up to an additional 60 days to cure that Unintentional Breach, provided that Borrower diligently and continuously pursues that cure; or (B) where the Unintentional Breach involves a fact, circumstance or condition for which a cure period is otherwise provided under this Agreement or any of the other Loan Documents (e.g., a violation of laws or ordinances addressed by Paragraph 14.J, for which a 30 day cure period is provided). All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

7.   AFFIRMATIVE COVENANTS

     From the date of this Agreement and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Properties (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower fully perform, comply with and conform to the following:

     A. EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS; INSURANCE. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and its Properties. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep all of the Properties in good working order and repair, and from time-to-time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgages encumbering those Properties. Borrower shall keep each of the Properties insured at all times by financially sound and reputable insurers, to that extent and against those risks, and maintain liability and such other insurance, as is more fully provided in this Agreement.

     B. TAXES AND OTHER CHARGES. Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof as the same become due and payable; provided, however, Borrower's obligation to directly pay Taxes, for which it has deposited with Lender funds in escrow in compliance with the with the terms and provisions of Paragraph 13.A, shall be suspended for so long as Borrower complies therewith and there does not exist any Event of Default. Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than 30 days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid (provided, however, that Borrower will not be required to furnish those Tax payment receipts in the event that the corresponding Taxes have been paid by Lender pursuant to Paragraph 13.A). Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Properties, and shall promptly pay for all utility services provided to the Properties. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent. Notwithstanding the foregoing, Borrower shall not be in default for failure to pay or discharge Taxes, Other Charges or mechanic's or materialman's liens asserted against the Property and contested in good faith by Borrower (the "CONTESTED CLAIMS") if, and so long as, (a) Borrower shall have notified Lender of those Contested Claims within five days of obtaining knowledge thereof; (b) Borrower shall diligently and in good faith contest the Contested Claims by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the Contested Claims and the sale of the Property or any part thereof, to satisfy the Contested Claims; (c) Borrower shall have furnished to Lender a cash deposit, or an indemnity bond satisfactory to Lender with a surety satisfactory to Lender, in the amount of the Taxes, Other Charges or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of any of the Properties or any part thereof; (d) Borrower shall promptly upon final determination of the Contested Claims pay the amount of any such Taxes, Other Charges or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (e) the failure to pay the Taxes, Other Charges or mechanic's or materialman's lien claim does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of any of the Properties; and
(f) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay (and if Borrower shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such Taxes, Other Charges or claim notwithstanding that contest, if in the opinion of Lender, any of the Properties or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, canceled or lost. Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of that claimant is established.

     C. ACCESS TO PREMISES. Borrower shall permit agents, representatives and employees of Lender to inspect any of its Properties or any part thereof at reasonable hours upon reasonable advance notice.

     D. LITIGATION. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower that might materially and adversely affect Borrower's condition (financial or otherwise) or business or any of the Properties.

     E. COOPERATE IN LEGAL PROCEEDINGS. Borrower shall fully cooperate with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in those proceedings.

     F. INSURANCE BENEFITS. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in connection with any of the Properties, and Lender shall be reimbursed for any expenses incurred in connection therewith (including attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting any of the Properties or any part thereof) out of those Insurance Proceeds.

     G. NOTICE OF DEFAULT. Borrower shall promptly advise Lender of any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

     H. FURTHER ACTS AND ASSURANCES. Borrower shall, at Borrower's sole cost and expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights now or hereafter intended to be created for Lender's benefit under the Mortgages and other Loan Documents, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement, the Mortgages or the other Loan Documents, or for filing, registering or recording this the Mortgages, any financing statements or other Loan Documents, or for facilitating the sale of the Loan and the Loan Documents as described in Paragraph 7.O of this Agreement, or to otherwise evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, in each case as Lender may reasonably require. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Properties. Upon foreclosure under any of the Mortgages, the appointment of a receiver or any other relevant action, Borrower will, at Borrower's cost and without expense to Lender, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of each Individual Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including, without limitation, such rights and remedies available to Lender pursuant to this Paragraph 7.H.

     I. TAXES. As of this date, Borrower represents that it has paid all state, county and municipal recording, intangible and other taxes imposed upon the execution and recordation of the Mortgages encumbering each of the Properties or upon either the execution and delivery of the Note. If at any time Lender determines, based on applicable law, that Lender is not being afforded the maximum amount of security available from any one or more of the Properties as a direct or indirect result of applicable taxes not having been paid with respect to any such Properties, Borrower will execute, acknowledge and deliver to Lender, immediately upon Lender's request, supplemental affidavits or other appropriate documents or instruments increasing the amount of the Debt attributable to any such Individual Property (as set forth on Exhibit B) to an amount determined by Lender to be equal to the lesser of (i) the greater of the fair market value of the applicable Individual Property (A) as of this date and (B) as of the date those supplemental documents are to be delivered to Lender, and (ii) the amount of the Debt attributable to any such Individual Property (as set forth on Exhibit
B), and Borrower shall, on demand, pay any additional taxes.

     J. BUSINESS AND OPERATIONS. Borrower will continue to engage in the businesses presently conducted by it as and to the extent necessary for the ownership, maintenance, management and operation of each of the Properties. Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent required for the ownership, maintenance, management and operation of each of the Properties.

     K. TITLE TO THE PROPERTIES. Borrower will warrant and defend (i) the title to each of the Properties and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances), and (ii) the validity and priority of the Liens of the Mortgages and the Assignments of Leases on the Properties, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in any of the Properties, other than as permitted hereunder, is claimed by another Person.

     L. COSTS OF ENFORCEMENT. In the event (i) that any Mortgage encumbering any of the Properties is foreclosed in whole or in part or that any such Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (ii) of the foreclosure of any mortgage prior to or subsequent to any Mortgage encumbering any of the Properties in which proceeding Lender is made a party, or (iii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding with respect to Borrower or an assignment by Borrower for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

     M. ESTOPPEL CERTIFICATES AND CONFIRMATIONS. After request by Lender, Borrower shall within 10 days furnish Lender with a certificate, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the Applicable Interest Rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Mortgages and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of that modification. After request by Lender, Borrower shall within 10 days furnish Lender with a certificate reaffirming all representations and warranties of Borrower set forth in this Agreement and/or in the other Loan Documents as of the date requested by Lender or, to the extent of any changes to any of those representations and warranties, stating and explaining those changes. Borrower shall deliver to Lender upon request, tenant estoppel certificates from each commercial tenant at each Individual Property (or with respect to those Individual Properties for which Lender may make that request) in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver those certificates more frequently than two (2) times in any calendar year. Upon request by Lender in connection with any Secondary Market Transaction, Borrower shall deliver (i) one or more Officer's Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the closing of that Secondary Market Transaction in all relevant jurisdictions, and (ii) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and its general partner or managing member as of the date of that Secondary Market Transaction.

     N. PERFORMANCE BY BORROWER. Borrower shall in a timely manner observe, perform, satisfy and fulfill each and every covenant, term and provision of, and shall pay when due all costs, fees and expenses to the extent required under, each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender. Borrower shall comply with all of the recommendations concerning the maintenance and repair of each Individual Property which are contained in the inspection and engineering reports delivered to Lender in connection with the origination of the Loan.

     O. COOPERATION. Borrower acknowledges that Lender and its successors and assigns may (i) sell this Agreement, the Mortgages, the Note and other Loan Documents to one or more investors as a whole loan, (ii) participate the Loan secured by the Mortgages to one or more investors, (iii) deposit the Mortgages, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses [i] through [iv] are hereinafter each referred to as a "SECONDARY MARKET TRANSACTION"). Borrower shall cooperate with Lender in effecting any such Secondary Market Transaction and shall cooperate to implement all requirements imposed by any Rating Agency involved in any Secondary Market Transaction. Borrower shall provide such information, legal opinions and documents relating to Borrower, Guarantor, if any, the Property and any tenants of the Improvements as Lender may reasonably request in connection with that Secondary Market Transaction. In addition, Borrower shall make available to Lender all information concerning its business and operations that Lender may reasonably request. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan and the Loan Documents or the applicable Secondary Market Transaction. It is understood that the information provided by Borrower to Lender may ultimately be incorporated into the offering documents for the Secondary Market Transaction and thus various investors may also see some or all of the information. Lender and all of the aforesaid third-party advisors and professional firms shall be entitled to rely on the information supplied by, or on behalf of, Borrower. Borrower shall indemnify Lender as to any losses, claims, damages or liabilities that arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in that information or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in that information or necessary in order to make the statements in that information, or in light of the circumstances under which they were made, not misleading. Lender may publicize the existence of the Loan in connection with its marketing for a Secondary Market Transaction or otherwise as part of its business development.

     P. DSCR ACHIEVEMENT. For the purpose of providing Lender the option of requiring a change in the continuing management of the Properties, commencing on the first day of June, 1999, Borrower shall achieved, and as of each three month period occurring thereafter, and within 45 days of the end of each calendar quarter (the "DSCR DETERMINATION DATE") shall provide evidence to Lender of the achievement of, a Debt Service Coverage Ratio for the Properties of not less than 1.10 to 1.0 over the trailing 12 months ended on each of those measurement dates. If that ratio is not maintained, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender. All calculations of Debt Service Coverage Ratio shall be subject to verification by Lender. Borrower's failure to maintain the foregoing Debt Service Coverage Ratio shall not, in and of itself, constitute a breach of this Agreement or an event of Default.

     Q. LOCK-BOX AGREEMENT. Borrower represents, warrants and covenants that unless waived by Lender it shall establish and maintain (i) one or more clearing account agreements dated as of the date of this Agreement between Borrower, Lender and various financial institutions collectively (the "CLEARING AGREEMENT"), (ii) that certain deposit account agreement dated as of the date of this Agreement between Borrower, Lender and various financial institutions (the "DEPOSIT AGREEMENT"), and (iii) any replacements or substitutions of the Clearing Agreement or the Deposit Agreement (the Clearing Agreement, the Deposit Agreement and any modifications, amendments, replacements or substitutions thereof are hereinafter collectively referred to as the "LOCK-BOX AGREEMENT"). Borrower shall deposit or cause to be deposited all Rents collected from the Properties in the accounts established and maintained pursuant to the Lock-Box Agreement in accordance with the terms and provisions thereof. Borrower shall pay all costs and expenses required under the Lock-Box Agreement.


8.   NEGATIVE COVENANTS

     From the date of this Agreement until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering each of the Properties in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

     A. LIENS. Borrower shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of any of the Properties or permit any such action to be taken, except: (i) Permitted Encumbrances; (ii) Liens created by or permitted pursuant to the Loan Documents; and (iii) Liens for Taxes, or Other Charges not yet due.

     B. DEBT CANCELLATION. Borrower shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.

     C. ZONING. Borrower shall not initiate or consent to any zoning reclassification of any portion of any of the Properties or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any of the Properties in any manner that could result in that use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

     D.   RESTRICTIONS ON TRANSFERS. Without the prior written consent of
Lender: (i) no Transfer shall occur, whether voluntarily or involuntarily, in violation of the covenants and conditions set forth in the Mortgage; and (ii) there shall not occur any Transfer in the ownership, management or control of Manager (subject to the same definitions, criterion and permitted Transfers that apply to Borrower under Paragraph 8 of the Mortgage).

     E. NO JOINT ASSESSMENT. Borrower shall not suffer, permit or initiate the joint assessment of any Individual Property (i) with any other real property constituting a tax lot separate from that Individual Property, and (ii) with any portion of that Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against that personal property shall be assessed or levied or charged to that Individual Property.

     F. PRINCIPAL PLACE OF BUSINESS. Borrower shall not change its principal place of business set forth on the first page of this Agreement without first giving Lender 30 days prior written notice.


9.   LEASES AND LEASING

     A. LEASING. All Leases shall be written on the standard form of lease approved by Lender. No material changes may be made to the Lender-approved standard lease without Lender's prior written consent. All Leases shall provide that they are subordinate to the Mortgage applicable to that Individual Property and that the tenant agrees to attorn to Lender. Unless otherwise approved by Lender, each Lease shall contain a provision requiring continuous operations of tenant's business on the premises, and shall contain a prohibition against tenant operating a competing business at or near the respective Individual Property. None of the Leases shall contain any option to purchase, any right of first refusal to lease or purchase, any right to terminate the lease term (except in the event of the destruction of all or substantially all of the applicable Individual Property), any non-disturbance or similar recognition agreement, any requirement that Borrower rebuild that Individual Property in connection with a casualty or condemnation of any portion of that Individual Property, or any other similar provisions which adversely affect the Individual Properties or which might adversely affect the rights of any holder of the Loan without the prior written consent of Lender, which consent will not be unreasonably withheld or delayed. Each tenant shall conduct business only in that portion of the Individual Property covered by its Lease. Upon request, Borrower shall furnish Lender with executed copies of all Leases.

     B. BORROWER' PERFORMANCE AS LANDLORD. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of material default by Borrower which Borrower shall receive with respect to any Leases; (iii) shall not collect any of the Rents more than one (1) month in advance; (iv) shall not execute any other assignment of the lessor's interest in the Leases or the Rents; and (v) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Property as Lender shall from time-to-time require. Upon request by Lender after an Event of Default, Borrower shall promptly send copies to Lender of all notices of default that Borrower shall send under the Leases. Except to the extent Borrower is acting in the ordinary course of business as a prudent operator of property similar to the Property, Borrower (A) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed, short of termination thereof; (B) shall not alter, modify or change the terms of the Leases in any material respect without the prior written consent of Lender; (C) shall not convey or transfer or suffer or permit a conveyance or transfer of the Property or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, tenants under the Leases; (D) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Lender; and
(E) shall not cancel or terminate the Leases or accept a surrender thereof, except if a tenant is in default thereunder; provided, however, that any Lease may be canceled if at the time of the cancellation thereof a new Lease is entered into on substantially the same terms or more favorable terms as the canceled Lease.

     C. RESTRICTIONS UPON RENEWALS AND LEASING. Borrower may enter into proposed new Leases and proposed renewals or extensions of existing Leases without the prior written consent of Lender if that proposed Lease or extension:
(i) is not for greater than or equal to the greater of 3,000 square feet (including all load factors, if any) or ten percent (10%) of the gross leaseable area of the applicable Individual Property, or greater than or equal to ten percent (10%) of the total gross rental revenues of the applicable Individual Property; (ii) shall have an initial term of not less than three years or greater than 10 years; (iii) shall provide for rental rates comparable to existing local market rates and shall be an arms-length transaction; (iv) shall not contain any options for renewal or expansion by the tenant thereunder at rental rates which are either below comparable market levels or less than the rental rates paid by the tenant during the initial lease term; (v) shall be to a tenant which is experienced, creditworthy and reputable; and (vi) shall comply with the requirements of Subparagraph 9.B, above. Borrower may enter into a proposed lease which does not satisfy all of the conditions set forth in clauses
(i) through (vi) immediately above only with the prior written consent of Lender, that consent not to be unreasonably withheld or delayed. Borrower expressly understands that any and all new or proposed leases are included in the definition of "LEASE" or "LEASES" as those terms may be used throughout the Mortgage applicable to each Individual Property and the other Loan Documents.

     D. SECURITY DEPOSITS. All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Notwithstanding the foregoing, security deposits of tenants which are received by Borrower in cash may be commingled with other funds of Borrower if: (i) permitted by law and (ii) either (A) they do not in the aggregate with respect to all Properties exceed $50,000 at any one time and no Event of Default shall exist, or (B) a bond for the full amount thereof is posted in accordance with the provisions of law and the following provisions of this Paragraph 9.D. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of those deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any legal requirements, name Lender as payee or Lender thereunder (or at Lender's option, be fully assignable to Lender) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by any applicable legal requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of each Individual Property, to be held by Lender subject to the terms of the Leases applicable thereto.

10.  FINANCIAL REPORTING

     Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or those other accounting basis reasonably acceptable to Lender), proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation on an individual basis of each of the Properties. Lender shall have the right from time-to-time at all times during normal business hours upon reasonable notice to examine those books, records and accounts at the office of Borrower or other Person maintaining those books, records and accounts and to make those copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Properties, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

     A. REPORTING REQUIREMENTS. Borrower will furnish, or cause to be furnished, to Lender on or before 45 days after the end of each calendar quarter the following items separately reported for each Individual Property, each certified by Borrower as being true and correct: (i) a written statement (rent roll) dated as of the last day of each such calendar quarter identifying each of the Leases by the term, space occupied, rental required to be paid, security deposit paid, any rental concessions, and identifying any defaults or payment delinquencies thereunder; and (ii) quarterly and year-to-date operating statements prepared for each calendar quarter, each of which shall include an itemization of actual (not pro forma) capital expenditures during the applicable period. Until a Secondary Market Transaction has occurred (or if Lender has given Borrower notice that it does not presently, but may thereafter, intend to include the Loan in a Secondary Market Transaction, then after Lender shall give a subsequent notice that such a Secondary Market Transaction is expected, and thereafter until that transaction shall occur or be abandoned), Borrower shall furnish, on a monthly basis, each of the items listed in the immediately preceding sentence for each Individual Property (collectively, the "PRE-SECONDARY MARKET TRANSACTION FINANCIALS") within 20 days after the end of that month. Within 90 days following the end of each calendar year during the applicable Fiscal Year, Borrower shall furnish the following: (i) audited statements of the financial affairs and condition of Malan Realty Investors, Inc including a balance sheet and a statement of profit and loss in such detail as Lender may request, and setting forth the financial condition and the income and expenses for each Individual Property for the immediately preceding Fiscal Year, and the same information on a consolidated basis, audited by a certified public accountant approved by Lender; (ii) together with consolidating entries for Borrower and each of the Individual Properties, including consolidating balance sheet and profit and loss information in such detail as Lender may request, and setting forth the financial condition and the income and expenses for each Individual Property for the immediately preceding Fiscal Year. Borrower's consolidating annual financial statements for each Individual Property shall include (i) a list of the tenants, if any, occupying more than twenty (20%) percent of the total floor area of the Improvements, and (ii) a breakdown showing the year in which each Lease then in effect expires and the percentage of total floor area of the Improvements and the percentage of base rent with respect to which Leases shall expire in each such year, each such percentage to be expressed on both a per year and a cumulative basis. The annual financial statements shall be accompanied by an unqualified certificate of a chief financial officer or similar party of both Malan Realty Investors, Inc. and Borrower, acceptable to Lender, stating that each such annual financial statement is true, complete and correct and fairly presents the financial condition of Borrower and each Individual Property being reported upon, or Guarantor, as applicable. At any time and from time-to-time Borrower shall deliver to Lender or its agents such other financial data as Lender or its agents shall reasonably request with respect to the ownership, maintenance, use and operation of the Property.

     B. FAILURE TO PROVIDE REQUIRED RECORDS. In the event that Borrower fails to provide to Lender or its designee any of the financial statements, certificates, reports or information (the "REQUIRED RECORDS") required by this Paragraph 8.F within 30 days after the date upon which that Required Record is due, Borrower shall pay to Lender, at Lender's option and in its sole discretion, an amount equal to $10,000 for each Required Record that is not delivered, provided that, Lender has given at least 15 days prior written notice to Borrower of that failure by Borrower to timely submit the applicable Required Record. Notwithstanding the foregoing, in the event that Borrower fails to provide Lender with Pre-Secondary Market Transaction Financials on or before the date they are due, Borrower shall pay to Lender, at Lender's option and in its sole discretion, an amount equal to $10,000 for each Pre-Secondary Market Transaction Financial that is not delivered.

     C. ANNUAL BUDGETS. In connection with the "hyperamortization" provisions of Paragraph 4.E, Borrower shall prepare and deliver to Lender those Annual Budgets as, when and in the manner required under Paragraph 4.D.

     D. PAPER AND ELECTRONIC REPORTING. Any reports, statements or other information required to be delivered under this Agreement shall be delivered (1) in paper form and (2) if prepared by Borrower or its Affiliates, on a diskette or, if agreed to by the Lender, transmitted in electronic form. Unless otherwise agreed to by the Lender, electronic delivery shall be prepared using Microsoft Windows-based programs and files (in formats specified by Lender).

11.  INSURANCE

     A. GENERAL OBLIGATION. Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall obtain and maintain during the entire term of the Loan (the "TERM") policies of insurance applicable to each Individual Property against loss or damage by fire, lightning, wind and such other perils as are included in a standard "all-risk" or "special causes of loss" form, and against loss or damage by all other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. Such insurance shall be in an amount equal to the greater of (i), the then full replacement cost of the Improvements and Equipment, without deduction for physical depreciation, (ii) the outstanding principal balance of the Loan, and
(iii) such amount that the insurer would not deem Borrower to be a co-insurer under those policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation and an "Agreed Amount Endorsement". The policies shall have a deductible no greater than $25,000 unless agreed to by Lender.

     B. OTHER COVERAGES. Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the Term the following policies of insurance:

     (1) Flood insurance if any part of any Individual Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program in an amount equal to the lesser of the Release Amount for that Individual Property or the insurable Improvements and Equipment under that program, whichever is less.

     (2) Earthquake insurance if any part of any Individual Property is identified by the insurance industry or other experts (e.g., a professional engineer selected by and acceptable to Lender, survey and/or available earthquake maps) as located within an area that is a high probable earthquake area, in an amount equal to the lesser of the Release Amount for that Individual Property or the maximum amount permitted by law.

     (3) Comprehensive General Liability or Commercial General Liability insurance, including broad form property damage, blanket contractual, personal injuries (including death resulting therefrom) and a liquor liability endorsement if liquor is sold on any Individual Property containing minimum limits per occurrence of $1,000,000 and $2,000,000 in the aggregate for any policy year. In addition, at least $10,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Borrower and all court costs and attorneys' fees incurred in connection with the ownership, operation and maintenance of the Properties.

     (4) Rental loss and/or business interruption insurance in an amount equal to the greater of (A) estimated gross revenues for eighteen (18) months from the operations of each of the Individual Properties or (B) the projected operating expenses (including debt service) for eighteen
          (18) months for the maintenance and operation of each of the Individual Properties. The amount of that insurance shall be increased from time-to-time during the Term as and when new Leases and renewal Leases are entered into and the Rents increase or the annual estimate of (or the actual) gross revenue, as may be applicable, increases.

     (5) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

     (6) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the applicable Individual Property against those risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

     (7) If any portion of the Improvements are or become non-conforming under the applicable zoning laws and/or ordinances, ordinance or law coverage to compensate for the cost of demolition and the increased cost of construction.

     (8) Sinkhole and mine subsidence insurance shall be obtained and maintained, in an amount up to the full Release Amount for an affected Individual Property as determined by Lender in the exercise of its sole discretion, if in the opinion of a professional engineer, selected by and acceptable to Lender, there is a foreseeable risk of loss due to the perils customarily insured by that coverage.

     (9) Such other insurance as may from time-to-time be reasonably required by Lender in order to protect its interests.

     C. POLICY REQUIREMENTS. All policies of insurance (the "POLICIES") required pursuant to this paragraph: (i) shall be issued by companies approved by Lender and licensed to do business in the state where the Property is located, with a rating of "A" or better for claims paying ability assigned by Moody's Investors Services, Inc. and Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc., or a general policy rating of "A" or better and a financial class of "VIII" or better assigned by A.M. Best Company, Inc.; (ii) shall name Lender and its successors and/or assigns as their interests may appear as the Lender; (iii) shall contain a Non-Contributory Standard Lender Clause and a Lender's Loss

Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by that insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the Term without cost to Lender; (vi) shall be assigned and certified copies delivered to Lender; (vii) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under those Policies and that Lender shall receive at least 30 days prior written notice of any modification, reduction or cancellation; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for those Policies (the "INSURANCE PREMIUMS") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of that payment reasonably satisfactory to Lender (provided, however, that Borrower is not required to furnish that evidence of payment to Lender in the event that such Insurance Premiums have been paid by Lender pursuant to Paragraph 13.A hereof). If Borrower does not furnish that evidence and receipts at least 30 days prior to the expiration of any expiring Policy, then Lender may procure, but shall not be obligated to procure, that insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of those Insurance Premiums promptly on demand. Within 30 days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and the like.

12.  CASUALTY, CONDEMNATION AND RESTORATION

     A. CASUALTY. If any of the Individual Properties shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, Borrower, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild the same to be of at least equal value and of substantially the same character as prior to that damage or destruction ("RESTORATION"), all to be effected in accordance with applicable law, except in instances where Lender has failed or elected not to disburse the Net Proceeds of insurance received by Lender for the costs of Casualty Restoration (provided that the foregoing exception shall not apply if [i] the failure to disburse is attributable to Borrower's failure to comply with the conditions set forth in Clauses 12.C(3)(a)(i), 12.C(3)(a)(v), or 12.C(3)(a)(ix)) or in Subparagraph 12.C(3)(b) or any other conditions set forth in Subparagraph 12.C(2) which Borrower has the practical ability to satisfy). The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

     B. CONDEMNATION. Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding with respect to any of the Properties (a "CONDEMNATION") and shall deliver to Lender copies of any and all papers served in connection with that Condemnation. Following the occurrence of a Condemnation, Borrower, regardless of whether an Award (hereinafter defined) is available, shall promptly proceed to restore, repair, replace or rebuild the same to the extent practicable to be of at least equal value and of substantially the same character as prior to that Condemnation (also a "Restoration"), all to be effected in accordance with applicable law, except in instances where Lender has failed or elecsed not to disburse the Net Proceeds received by Lender for the costs of Condemnation Restoration (provided that the foregoing exception shall not apply if [i] the failure to disburse is attributable to Borrower's failure to comply with the conditions set forth in Clauses 12.C(3)(a)(i), 12.C(3)(a)(v), or 12.C(3)(a)(ix)) or in Subparagraph 12.C(3)(b) or any other conditions set forth in Subparagraph 12.C(2) which Borrower has the practical ability to satisfy).

     (1) Lender is irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment ("AWARD") for any taking accomplished through a Condemnation (a "TAKING") and to make any compromise or settlement in connection with that Condemnation, subject to the provisions of the Mortgage applicable to that Individual Property. Notwithstanding any Taking by any public or quasi-public authority (including, without limitation, any transfer made in lieu of or in anticipation of such a Taking), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note, in the Mortgage applicable to that Individual Property and the other Loan Documents and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender.

    (2) If the applicable Individual Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of that Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall be recoverable or shall have been sought, recovered or denied, to receive all or a portion of that Award sufficient to pay the Debt.

    C. RESTORATION. The following provisions shall apply in connection with the Restoration of the Property in connection with any Casualty or Taking affecting any of the Properties:

    (1) Net Proceeds. The term "NET PROCEEDS" for purposes of this Paragraph 12.C means: (i) the net amount of all insurance proceeds payable as the result of a Casualty, after deduction of reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("INSURANCE PROCEEDS"), or (ii) the net amount of all Awards with respect to a Taking, after deduction of reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("CONDEMNATION PROCEEDS"), whichever the case may be.

    (2) Borrower's Settlement, Adjustment Restoration. In the event both the Net Proceeds and the cost of completing the Restoration shall be less than ten percent (10%) of the original Release Amount applicable to that Individual Property, Borrower may settle and adjust any claim without the consent of Lender and agree with the insurance company or companies on the amount to be paid upon the loss; provided that such adjustment is carried out in a competent and timely manner and all of the conditions set forth in Subparagraph 12.C(3)(a) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of the Mortgage applicable to that Individual Property. In that case, Borrower is authorized to collect and receipt for any such insurance proceeds.

    (3) Lender's Settlement and Adjustment and Conditions of Application to Restoration. In the event either the Net Proceeds or the cost of completing the Restoration shall be equal to or greater than ten percent (10%) of the original Release Amount applicable to that Individual Property, then and in that event, Lender may settle and adjust any claim without the consent of Borrower and agree with the insurance company or companies on the amount to be paid on the loss and the proceeds of any such Policy shall be due and payable solely to Lender, and shall be held in escrow by Lender in accordance with the provisions of this Subparagraph 12.C(3).

         (a) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met: (i) no Event of Default shall have occurred and be continuing under the Note, the Mortgage applicable to that Individual Property or any of the other Loan Documents; (ii) a sufficient amount of Net Proceeds exist (together with other funds provided to Lender's reasonable satisfaction by Borrower from other sources) to permit the Restoration to be completed as provided below; (iii) (A) in the event the Net Proceeds are Insurance Proceeds, less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed, or rendered unusable as a result of that Casualty or (B) in the event the Net Proceeds are Condemnation Proceeds, less than ten (10%) of the land constituting the affected Individual Property is Taken, and that land is located along the perimeter or periphery of that Individual Property, and some portion of the Improvements is located in that land; (iv) Leases demising in the aggregate a percentage amount equal to or greater than fifty percent (50%) (with respect to Casualties) or ten percent (10%) (with respect to Condemnation) of the total net rentable space in the affected Individual Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of that Casualty, as the case may be, shall remain in full force and effect during and after the completion of the Restoration and Borrower shall have furnished to Lender evidence satisfactory to Lender that shall continue to lease their premises at that Individual Property notwithstanding the occurrence of any such Casualty or Taking, whichever the case may be, and will make all necessary repairs and restorations thereto at their sole cost and expense; (v) Borrower shall have commenced the Restoration as soon as reasonably practicable (but in no event later than 90 days after that Casualty or Taking, whichever the case may be, occurs) and shall diligently pursue the Restoration to satisfactory completion; (vi) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note at the Applicable Interest Rate (as defined in the Note), which will be incurred with respect to the affected Individual Property as a result of the occurrence of any such Casualty or Taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in the Rental Loss Insurance required under the Mortgage encumbering that Individual Property, if applicable, or
              (3) by other funds of Borrower; (vii) Lender shall be satisfied that for the twelve (12) month period succeeding the completion of the Restoration, the ratio of sustainable net operating income for the Property (after deduction for applicable reserves) to debt service payable under the Note (based on the original Release Amount) shall be at least 1.30 to 1.0; (viii) Lender shall be reasonably satisfied that the Restoration will be completed on or before the earliest to occur of (1) twelve (12) months prior to the Optional Prepayment Date, (2) twelve (12) months after the occurrence of that Casualty or Taking, whichever the case may be,
              (3) the earliest date required for completion under the terms of any Leases that are required in accordance with the provisions of this Subparagraph 12.C(3) to remain in effect subsequent to the occurrence of such Casualty or Taking, whichever the case may be, and the completion of the Restoration or (4) such time as may be required under any applicable zoning laws, ordinances, rules or regulations in order to repair and restore the affected Individual Property to the condition it was in immediately prior to that Casualty or to as nearly as possible the condition it was in immediately prior to that Taking, as applicable; (ix) the Individual Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations; (x) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable laws, rules and regulations; and (xi) the Casualty or Taking, as applicable, does not result in the loss of access to the affected Individual Property or the related Improvements.

         (b) The Net Proceeds shall be held by Lender and, until disbursed in accordance with the provisions of this Subparagraph 12.C(3), shall constitute additional security for the Debt. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time-to-time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (i) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (ii) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the affected Individual Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of the Mortgage applicable to that Individual Property.

         (c) All plans and specifications required in connection with the Restoration shall be subject to prior review and approval in all respects by Lender and by an independent consulting engineer selected by Lender (the "CASUALTY CONSULTANT"), which approval shall not be unreasonably withheld or delayed. Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant, which approval shall not be unreasonably withheld or delayed. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

         (d) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time-to-time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the Casualty Retainage. The term "CASUALTY RETAINAGE" as used in this Subparagraph 12.C(3) means an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subparagraph 12.C(3), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subparagraph 12.C(3) and that all approvals necessary for the re-occupancy and use of the affected Individual Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of the Mortgage applicable to that Individual Property. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

         (e) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

         (f) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subparagraph 12.C(3) shall constitute additional security for the Debt. With respect to Restorations following a Casualty in which the Improvements are restored to substantially the same condition as they existed prior to the Casualty, the excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subparagraph 12.C(3), and the receipt by Lender of evidence reasonably satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, the Mortgage applicable to that Individual Property or any of the other Loan Documents.

    (4) Application to Debt. All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subparagraph 12.C(3)(f) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in that order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for those purposes as Lender shall designate, in its discretion. Provided no Event of Default, or an event with notice and/or the passage of time would constitute an Event of Default, exists, in the event of any prepayment of the Debt pursuant to the terms of Paragraph 2.E hereof, no Yield Maintenance Premium shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under the Note, the Mortgage applicable to the affected Individual Property and the other Loan Documents. If such an Event of Default has occurred then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that would be required under Paragraph 2.F hereof if a Defeasance Deposit was to be made by Borrower. If Lender shall receive and retain Net Proceeds, the Release Amount applicable to the lien of the Mortgage applicable to that Individual Property shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note but shall not postpone or reduce any payments otherwise required pursuant to the Note other than those last due payments.

13. ESCROWS, RESERVES AND IMPOUNDS

    A. TAX AND INSURANCE ESCROW FUND. Borrower shall pay to Lender on the eleventh day of each calendar month (a) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months with respect to each of the Individual Properties in order to accumulate with Lender sufficient funds to pay those Taxes at least 30 days prior to their respective due dates, and (b) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least 30 days prior to the expiration of the Policies (those amounts in (a) and (b) above hereinafter called the "TAX AND INSURANCE ESCROW FUND"). The Tax and Insurance Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Provided that there shall not exist any Event of Default, Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to this Agreement. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to this Agreement, Lender shall, in its sole discretion, return any excess to Borrower or credit that excess against future payments to be made to the Tax and Insurance Escrow Fund. In allocating that excess, Lender may deal with the person shown on the records of Lender to be the owner of each Individual Property affected thereby. If at any time Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the items set forth in (a) and (b) above, Lender shall notify Borrower of that determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least 30 days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be. If Lender so elects at any time, Borrower shall provide, at Borrower's expense, a tax service contract for the Term issued by a tax reporting agency acceptable to Lender. If Lender does not so elect, Borrower shall reimburse Lender for the cost of making annual tax searches throughout the Term.

    (1) Conditional Deposit Arrangements. Notwithstanding anything to the contrary contained in this Paragraph 13.A, Borrower shall not be obligated to escrow monthly for Insurance Premiums so long as (i) Borrower deposits and maintains in the Tax and Insurance Escrow Fund as security for payment of Insurance Premiums, an amount at all times equal to six months of those Insurance Premiums (the "PREMIUM DEPOSIT"), (ii) Borrower pays all Insurance Premiums for the Policies as they become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of Insurance Premiums or other evidence of that payment reasonably satisfactory to Lender at least 30 days prior to the expiration of any Policy, (iii) Borrower provides Lender with written notice of any increases in the Insurance Premiums 30 days prior to the expiration of any Policy, (iv) if the payment of any Insurance Premium is financed by Borrower, no default has occurred under that financing and the finance company providing that credit has agreed in writing to give Lender 30 days prior written notice of a default by Borrower in the payment of that credit and shall acknowledge Lender's right to make those payments and cure that default by Borrower, and (v) Borrower otherwise complies with the provisions contained in Paragraph 11 of this Agreement. The amount of the Premium Deposit shall be increased annually in an amount equal to the greater of (A) the percentage increase in CPI for the preceding twelve (12) calendar month period, and (B) the amount Lender deems is necessary in its reasonable discretion based on any increase in the amount of the Insurance Premiums.

    B. REPLACEMENT ESCROW FUND. Borrower shall pay to Lender on the eleventh day of each calendar month an amount equal to one-twelfth of the annual amount listed for each Individual Property on Schedule 13.B, being the amount estimated by Lender in its sole discretion to be due for replacements and repairs required to be made to each Individual Property during each calendar (the "REPLACEMENT ESCROW FUND"). Beginning January 11, 1999, and every January 11th thereafter for the term of the Loan, Borrower shall pay Lender an amount equal to one twelfth of 102.5% of the previously required annual Replacement Escrow Fund amount for each Individual Property on each monthly payment date for one year (or until the Loan is defeased in full with respect to each such Individual Property pursuant to Paragraph 2.F hereof). Notwithstanding the foregoing, Lender may reassess its estimate of the amount necessary for the Replacement Escrow Fund for any one or more or all of the Individual Properties from time-to-time and in its reasonable discretion, and may adjust the monthly amounts required to be deposited into the Replacement Escrow Fund after giving 30 days notice to Borrower. If an adjustment is made, Borrower shall be required to pay the adjusted monthly amount until January 11th following one year from the date the first adjusted monthly payment is made. Commencing at that time, and every January 11th thereafter for the term of the Loan, Borrower shall pay Lender an amount equal to one twelfth of 102.5% of the previously required annual Replacement Escrow Fund amount on each monthly payment date for one year. Provided that no Event of Default shall exist and remain uncured, Lender shall make disbursements from the Replacement Escrow Fund as requested, in writing, by Borrower, and approved by Lender in its sole discretion, on a one-time-each monthly basis with respect to all Properties in increments of no less than $1,000.00 upon delivery by Borrower of copies of paid invoices (or with respect to requests in excess of $10,000.00 (regardless of whether applicable to one or more Individual Properties), unpaid invoices) for the amounts requested, a certification from Borrower stating: (a) the nature and type of the related replacement or repair, (b) that the related replacement or repair has been completed in a good and workmanlike manner and (c) that the related replacement or repair has been paid for in full (or, with respect to requests in excess of $10,000, will be paid for in full from the requested disbursement) and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Any disbursement by Lender hereunder for a capital item in excess of $10,000.00 and not already paid for by Borrower, shall be made by joint check, payable to Borrower and the applicable contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with that capital item. Lender may require an inspection of the affected Individual Property at Borrower's expense prior to making a disbursement in order to verify completion of replacements and repairs for which reimbursement is sought.

    C. ROLLOVER ESCROW FUND. Upon the occurrence of a "TRIGGERING EVENT" (i.e., either a Go-Dark or Termination Event, as defined below), Borrower shall deposit with Lender those sums provided in this Paragraph 13.C, as the "ROLLOVER ESCROW FUND", to be held by Lender for tenant improvement and leasing commission obligations incurred following the date of this Agreement with respect to each Individual Property.

    (1) Occurrence of Go-Dark and Termination Events. Borrower shall provide Lender with immediate written notice (including complete copies of all correspondence and any other related documentation, both then and on a continuing basis thereafter) of the occurrence of any facts or circumstances known to Borrower that, with the passage of time, the giving of notice, or both, or the occurrence of a "companion occurrence" (i.e., the second to occur of such an event with respect to Key In-Line Tenants, as discussed below) would constitute either (i) a Go-Dark Event or (ii) a Termination Event with respect to the any Anchor Tenant or Key In-Line Tenant (each a "TRIGGERING EVENT").

         (a) Anchor Tenant Go-Dark Event. A "GO-DARK EVENT" shall be deemed to occur if any Anchor Tenant shall cease conducting business from 100% of its Anchor Premises (i.e., if any portion of those Anchor Premises shall no longer be used by that Anchor Tenant for the conduct of its business), and those Anchor Premises are not re-occupied by a Replacement Anchor as provided below.

         (b) Key In-Line Tenant Go-Dark Event. A Go-Dark Event shall be deemed to occur with respect to one or more Key In-Line Tenants if any one or more of those Key In-Line Tenants shall cease conducting business as permitted under its Lease from 100% of two separate leased premises upon one or more Individual Properties at any one time and those premises are not re-occupied by a Replacement Tenant as provided below (e.g., if such a cessation shall exist with respect to the same or different Key In-Line Tenants at two or more such Individual Properties at any one time, or with respect to two different Key In-Line Tenants at any one Individual Property).

         (c) Anchor Tenant Termination Event. A "TERMINATION EVENT" shall be deemed to occur if any Anchor Tenant shall terminate its lease of, or sell or assign to a third party, its Anchor Premises or the right to occupy the same.

         (d) Key In-Line Tenant Termination Event. A Termination Event shall be deemed to occur with respect to Key In-Line Tenants if two or more Leases for premises of one or more Key In-Line Tenants upon any one or more of the Individual Properties shall be terminated and not re-leased to a Replacement Tenant (e.g., if such a termination shall have occurred and continues to exist with respect to the same or different Key In-Line Tenants at two or more such Individual Properties at any one time, or with respect to two different Key In-Line Tenants at any one Individual Property).

         (e) Replacement of Key In-Line Tenants. Neither a Go-Dark Event nor a Termination Event regarding a Key In-Line Tenant (or its corresponding leased premises) shall be deemed to exist with respect to an applicable Individual Property once one or more Replacement Tenants shall be in Economic

              Occupancy of the entire premises affected by that particular Go-Dark or Termination Event.

         (f) Replacement Anchors. Neither a Go-Dark Event nor a Termination Event regarding an Anchor Tenant (or its corresponding Anchor Premises) shall be deemed to exist with respect to an applicable Individual Property once one or more Replacement Anchors shall be in Operating Occupancy of the entire Anchor Premises affected by that particular Go-Dark or Termination Event.

    (2) Initial Funding. Upon the Occurrence of a Triggering Event and thereafter until the obligation to do so is terminated under the provisions of this Paragraph 13.C, Borrower shall pay to and deposit with Lender to be held by Lender as and in the Rollover Escrow Fund a sum equal to the product of the entire square footage of all Properties subject to the Mortgages at that time, multiplied by $1.00/square foot (the "REQUIRED ROLLOVER ACCOUNT BALANCE"). In the event of any distributions from the Rollover Escrow Fund that reduce it below the Required Rollover Account Balance, the deficiency shall be replenished by monthly deposits as provided below, until the Required Rollover Account Balance has again been re-established.

         (a) Disbursements. Lender shall make disbursements from the Rollover Escrow Fund for expenses reasonably incurred by Borrower for new Leases entered into by Borrower, in accordance with the provisions of Paragraph 9, with respect to (i) any portion of the premises on any Individual Property that are specifically subject to a then existing Go-Dark or Termination Event (including the installation of a Replacement Tenant) or any such premises that are re-leased while the Rollover Escrow Fund shall be required under this Paragraph 13.C. All expenses shall be approved by Lender in its sole discretion. Provided that no Event of Default shall exist and remain uncured, Lender shall make disbursements as requested by Borrower on a one-time-each monthly basis in increments of no less than $1,000.00 upon delivery by Borrower of copies of paid invoices, or with respect to requests in excess of $10,000 (regardless of whether applicable to one or more Individual Properties) unpaid invoices, for the amounts requested for tenant improvements and leasing commissions, the newly executed Lease, extension, renewal, or modification, with terms commensurate with the expired Lease, a certification for tenant improvement disbursements from Borrower stating (a) the nature and type of the related improvement, (b) that the related improvement has been completed in a good and workmanlike manner and (c) that the related improvement has been paid in full (or, with respect to requests in excess of $10,000, will be paid for in full from the requested disbursement) or a certification for leasing commission disbursements stating that the leasing commission has been paid in full (or, with respect to requests in excess of $10,000, will be paid for in full from the requested disbursement) and, if required by Lender, lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Any disbursement by Lender hereunder in excess of $10,000 and not already paid for by Borrower, shall be made by joint check, payable to Borrower and the applicable contractor, supplier, materialman, mechanic, subcontractor, broker or other party to whom payment is due in connection with that disbursement. Lender may require an inspection of the affected Individual Property at Borrower's expense prior to making a disbursement in order to verify completion of improvements for which reimbursement is sought.

         (b) Replenishment of Rollover Account. To the extent that any disbursement shall be made from the Rollover Escrow Fund that reduces it below the Required Rollover Account Balance, beginning with the next regular installment of principal and interest due on the Loan, Borrower shall pay to Lender on the eleventh day of each calendar month one-twelfth of the amount of each such draw from the

              Rollover Escrow Fund (to the extent that it creates that deficiency), which shall be deposited with and held by Lender in the Rollover Escrow Fund.

         (c) Additional Deposits. During any period of time Rollover Escrow Fund shall be required under this Paragraph 13.C, Borrower shall pay to Lender for deposit in and as part of the Rollover Escrow Fund all funds received by Borrower from tenants in connection with the cancellation of any Leases upon any of the Properties, including, but not limited to, any cancellation fees, penalties, tenant improvements, leasing commissions or other charges, notwithstanding the fact that those deposits may cause the Required Rollover Account Balance to be exceeded.

         (d) Termination of Rollover Escrow Fund. The Rollover Escrow Fund shall be constantly maintained after a Triggering Event occurs and until: (i) no such Triggering Event exists with respect to any of the Properties (but shall be reinstituted at any time thereafter when a Triggering Event shall again occur, e.g., successively when an Go-Dark Event shall again exist with respect to any Anchor Tenant, etc.); AND (ii) the Properties then subject to the Mortgages, taken as a whole, have achieved a Debt Service Coverage Ratio equal to the lesser of the following on a trailing 12 month basis (i.e., for the 12 completed calendar months immediately preceding the measurement):

              (i) the Debt Service Coverage Ratio of the Properties for the 12
                  months immediately preceding the Triggering Event; or

              (ii) a Debt Service Coverage Ratio of 1.75:1.0.

              Upon termination of the Rollover Escrow Fund by Lender, and provided that no Event of Default shall exist, Lender shall refund to Borrower any remaining balance of funds in that account.

    D. POST-CLOSING REPAIR ESCROW FUND. Borrower shall perform the repairs at its Properties that are more particularly set forth on Schedule 13.D (the "POST-CLOSING REPAIRS"). Borrower shall complete each of the Post-Closing Repairs on or before the required deadline for each repair as set forth on
Schedule 13.D, and on the Closing Date Borrower shall deposit with Lender the amount for each Individual Property set forth that Schedule 13.D. Amounts so deposited with Lender shall be held by Lender in an interest bearing account, and are hereafter referred to as the "POST CLOSING REPAIR ESCROW FUND".

    (1) Time For Performance. All Post-Closing Repairs shall be promptly undertaken by Borrower and carried forward with reasonable diligence thereafter, and shall in all events be completed to the satisfaction of Lender and the Inspecting Architect within a period of 90 days after the date of this Agreement.

    (2) Standard For Performance. All Post-Closing Repairs shall be performed in a first class manner, using licensed contractors who are qualified to perform the Repairs. Borrower may, with Lender's prior written consent use its own employees for those portions of the Post-Closing Repairs so approved. All Post-Closing Repairs shall be performed to Lender's reasonable satisfaction.

    (3) Application of the Post-Closing Repair Escrow Fund. Lender shall apply the Post-Closing Repair Escrow Fund to payment of or reimbursement for the Post-Closing Repairs, as provided in this Agreement. In making any payment relating to the Post-Closing Repair Escrow Fund, Lender may do so (but may not be compelled to against its sole judgment) according to any bill or statement provided to it, without inquiry into the accuracy of that bill or statement. If the amount of the Post-Closing Repair Escrow Fund shall at any time be less than the amount reasonably estimated by Lender at any time to be necessary in order to complete the Post-Closing Repairs, Borrower shall deposit the additional amount into the Post-Closing Repair Escrow Fund within 10 days after written notice to do so by Lender.

    (4) Inspecting Architect. Servicing Agent shall appoint an "INSPECTING ARCHITECT", who may be any licensed architect or engineer meeting with the Servicing Agent's satisfaction, and whose responsibility shall be to inspect and approve all Post-Closing Repairs to be performed under the Post-Closing Repair Escrow Fund. The Inspecting Architect shall from time-to-time issue "ARCHITECT'S CERTIFICATES" attesting to his satisfaction with the completion of the Post-Closing Repairs and recommending the amount of funds to be disbursed with respect to the Post-Closing Repairs so approved. The Architect's Certificate shall, in each event, include a reconciliation of the total cost of the Post-Closing Repairs, the amount of the Post-Closing Repairs satisfactorily completed to date, the amount recommended to be disbursed with respect to that Certificate and the amount of the Post-Closing Repairs remaining to be completed (and all holdbacks with respect to all Post-Closing Repairs theretofore completed). The costs and expenses of the Inspecting Architect shall be paid by Borrower and may, at the option of the Servicing Agent, be paid from the funds remaining in escrow at any time. The Servicing Agent may also require that all plans and specifications for the Post-Closing Repairs be submitted to and approved by the Servicing Agent and/or the Inspecting Architect prior to commencement of the Post-Closing Repairs.

    (5) Disbursement Requirements. In the event Borrower is entitled to reimbursement out of the Post-Closing Repair Escrow Fund, funds from Post-Closing Repair Escrow Fund shall be disbursed from time-to-time upon Servicing Agent being furnished with (1) evidence satisfactory to it of the estimated cost of completion of any Post-Closing Repairs remaining to be completed, (2) funds, or, at Lender's option, assurances satisfactory to Lender that those funds are available, sufficient in addition to the Post-Closing Repair Escrow Fund to complete the balance of the required Post-Closing Repairs, and (3) an Architect's Certificate, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and any other evidence of cost, payment and performance of the Post-Closing Repairs as Lender and/or the Servicing Agent may reasonably require and approve.

    (6) Holdback. No payment made prior to the final completion of the Post-Closing Repairs shall exceed ninety percent (90%) of the value of the Post-Closing Repairs performed from time-to-time; funds other than proceeds of this Post-Closing Repair Escrow Fund shall be disbursed prior to disbursement of any portion of this Post-Closing Repair Escrow Fund and, at all times, the undisbursed balance of the funds remaining in the Post-Closing Repair Escrow Fund, together with funds deposited for that purpose or irrevocably committed by or on behalf of Borrower to the satisfaction of the Servicing Agent for that purpose, shall be at least sufficient in the reasonable judgment of the Servicing Agent to pay for the cost of completion of the Post-Closing Repairs, free and clear of all liens or claims for lien.

    (7) Failure by Borrower to Complete the Post-Closing Repairs. In the event that Lender shall at any time determine that Borrower has abandoned the Post-Closing Repairs, or failed to complete the Post-Closing Repairs as or within the time required under this Agreement, Lender may request in writing (and the Servicing Agent shall disburse) any funds remaining in the Post-Closing Repair Escrow Fund to pay for that Post-Closing Repairs contracted by Lender (or by Servicing Agent for Lender's benefit). Provided that there is not then in existence any Event of Default, Lender shall give written notice to both Borrower and the Servicing Agent at least five Business Days prior to the disbursement by the Servicing Agent of any sums to Lender on account of any such payment to be made under this Paragraph 13.D.

    (8) Continuation of Obligations Under Loan Documents. Nothing under this Paragraph 13.D shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations, to make payment and to perform of its other obligations required pursuant to any other provisions of this Agreement or under the Note, the Mortgages and the other Loan Documents.

    E. CLOSING COMPLIANCE ESCROW FUND. As a practical matter, Borrower is not likely to be able to satisfy all of Lender's the requirements of this Agreement prior to the scheduled Closing Date, particularly those requirements in connection with Third Party Reports, Survey and certain Lease-Related Requirements (each as defined in the Loan Commitment). Lender has nevertheless agreed to make the Loan if (i) in Lender's sole judgment, based upon information and documentation provided to Lender by Borrower and otherwise available to Lender, Lender believes that those requirements (the "INCOMPLETE ITEMS") will be satisfied in substance as of the Closing Date, and can be fully satisfied as to form within 60 days after the Closing Date; and (ii) Borrower shall have deposited with Lender as of the Closing Date of one of the two amounts, as elected by Lender: (i) 1% of the Loan Amount or (ii) 150% of an amount deemed sufficient by Lender to assure satisfaction of Lender's customary requirements, to be determined by Lender (the "CLOSING COMPLIANCE ESCROW FUND"). The Closing Compliance Escrow Fund will be held by Lender or the Servicing Agent and administered as follows:

    (1) Identification of Incomplete Items. All incomplete Items actually known to Lender will be identified in Schedule 13.E. Lender reserves the right in its discretion to add Incomplete Items to Schedule 13.E after the Closing Date, as, if and when they come to Lender's attention and after notice to Borrower as provided under this Agreement.

    (2) Standard For Completion. All Incomplete Items shall be completed to Lender's sole satisfaction in conformance with Lender's customary requirements in connection with the making of commercial mortgage loans intended for Secondary Market Transactions, unless a different standard is specifically stated in Schedule 13.E.

    (3) Time For Performance. All Incomplete Items shall be promptly undertaken by Borrower and carried forward with reasonable diligence thereafter, and shall in all events be completed to the satisfaction of Lender within the period after the date of this Agreement that is stipulated for that Incomplete Item in the attached Schedule 13.E. Any Incomplete Item added to the list after the Closing Date must be completed to Lender's satisfaction within the greater of (ii) 30 days after notice to Borrower by Lender or such longer period as Lender shall permit in that notice or (ii) the time remaining in the period for completion of Incomplete Items originally included as such as of the Closing Date.

    (4) Application of the Closing Compliance Escrow Fund. Lender shall apply the Closing Compliance Escrow Fund to payment of or reimbursement for the Incomplete Items, as provided in this Agreement. In making any payment relating to the Closing Compliance Escrow Fund, Lender may do so (but may not be compelled to against its sole judgment) according to any bill or statement provided to it, without inquiry into the accuracy of that bill or statement. If the amount of the Closing Compliance Escrow Fund shall at any time be less than the amount reasonably estimated by Lender at any time to be necessary in order to complete the Incomplete Items, Borrower shall deposit the additional amount into the Closing Compliance Escrow Fund within 10 days after written notice to do so by Lender.

    (5) Failure by Borrower to Complete the Incomplete Items. In the event that Lender shall at any time determine that Borrower has abandoned the performance of the Incomplete Items, or failed to complete the Incomplete Items as or within the time required under this Agreement, Lender may apply any funds remaining in the Closing Compliance Escrow Fund to pay for that Incomplete Items contracted by Lender. Provided that there is not then in existence any Event of Default, Lender shall give written notice to both Borrower at least five Business Days prior to the disbursement of any sums to Lender on account of any such payment to be made under this Paragraph 13.E.

    (6) Continuation of Obligations Under Loan Documents. Nothing under this Paragraph 13.E shall in any manner whatsoever alter, impair or affect the obligations of Borrower, or relieve Borrower of any of its obligations, to make payment and to perform of its other obligations required pursuant to any other provisions of this Agreement or under the Note, the Mortgages and the other Loan Documents.

    (7) Indemnification. Borrower and Guarantor shall protect, indemnify, and hold harmless each and all of the Indemnities from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fee and expenses), imposed upon or incurred by or asserted against Lender by reason of the failure of Borrower to complete or properly perform the Incomplete Items or any element thereof. Each and all of the covenants and agreements and indemnities contained in this Paragraph 13.E shall survive any termination, satisfaction or assignment of the Loan Documents or the entry of a judgment of foreclosure, sale of any or all of the Individual Properties by nonjudicial foreclosure sale, delivery of a deed in lieu of foreclosure or the exercise by Lender of any of its other rights and remedies under the Loan Documents.

    F. GRANT OF SECURITY INTEREST. Borrower pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and covenants of the Loan Documents and this Agreement on Borrower's part to be paid and performed, in all of Borrower's right, title and interest in and to the Tax and Insurance Escrow Fund, the Replacement Escrow Fund, the Rollover Escrow Fund, the Post Closing Repair Escrow, the Closing Compliance Escrow Fund and any other escrow fund, retention, reserve or similar impound required or established by Lender at any time hereafter with respect to the Loan (together the "RESERVED ACCOUNTS"). Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Reserved Accounts or permit any lien or encumbrance to attach thereto, or any levy to be made the on Reserved Accounts, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect the Reserved Accounts. Upon the occurrence of an Event of Default, Lender may apply any sums then present in any or all of the Reserved Accounts to the payment of the Debt in any order in its sole discretion. Until expended or applied as herein provided, the Reserved Accounts shall constitute additional security for the Debt. The Reserved Accounts shall not constitute a trust fund and may be commingled with other monies held by Lender not relating to the Properties.

    G. INTEREST ON CERTAIN FUNDS. The Reserved Accounts (with the exception of the Closing Compliance Escrow Fund) shall be held in an account in Lender's name at a financial institution selected by Lender in its sole discretion and will accrued interest at a risk-free short term rate less Lender's escrow administration fee of 1% (i.e. if short term U.S. Treasury instruments bear interest at 4%, then the Interest-Bearing Reserves will earn interest at 3%) and fees and costs payable under the Lockbox Agreement. All earnings or interest on the interest-bearing Reserved Accounts shall be and become part of those respective Reserved Accounts and shall be disbursed as provided in the applicable provisions of this Paragraph 13.

    H. LENDER'S GENERAL RIGHTS AND POWERS. In order to facilitate Lender's completion or making of the completing any of the work or tasks (including without limitation, any repairs or replacements) required of Borrower under or pursuant to the provisions of this Paragraph 13 (the "WORK"), Lender is granted the rights, powers and authority described below, and shall be subject to the following provisions:

    (1) Borrower grants Lender the right to enter onto any Individual Property and perform any and all work and labor necessary to complete the Work and/or employ watchmen to protect that Individual Property from damage. All sums so expended by Lender shall be deemed to have been advanced under the Loan to Borrower and secured by the Mortgages. For this purpose Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Work in the name of Borrower. This power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers its attorney-in-fact as follows: (i) to use any funds in the Reserved Accounts for the purpose of making or completing the Work; (ii) to make those additions, changes and corrections to the Work as shall be necessary or desirable to complete the Work; (iii) to employ those contractors, subcontractors, agents, architects and inspectors as shall be required for those purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against any Individual Property, or as may be necessary or desirable for the completion of the Work, or for clearance of title; (v) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with any Individual Property or the rehabilitation and repair of any Individual Property; and (vii) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

    (2) Nothing in this Paragraph 13 shall: (i) make Lender responsible for making or completing the Work; (ii) require Lender to expend funds in addition to the Reserved Accounts to make or complete any Work; (iii) obligate Lender to proceed with the Work; or (iv) obligate Lender to demand from Borrower additional sums to make or complete any Work.

    (3) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties making Work pursuant to this Paragraph 13 to enter onto each Individual Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Work and all materials being used in connection therewith, to examine all plans and shop drawings relating to those Work which are or may be kept at each Individual Property, and to complete any Work made pursuant to this Paragraph 13. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or those other persons described above in connection with inspections described in this Paragraph 13 or the completion of Work pursuant to this Paragraph 13.

    (4) Lender may require an inspection of the Individual Property at Borrower's expense prior to making a monthly disbursement from the Work Reserve Account in order to verify completion of the Work for which reimbursement is sought if in the reasonable judgment of Lender, special circumstances exists which require an inspection. Lender may require that that inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Work Reserve Account. Borrower shall pay the expense of the inspection as required hereunder, whether that inspection is conducted by Lender or by an independent qualified professional.

    (5) The Work and all materials, equipment, fixtures, or any other item comprising a part of any Work shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those Liens existing on the date of this Agreement which have been approved in writing by Lender).

    (6) Before each disbursement from any Reserved Fund applicable to respective elements of the Work, Lender may require Borrower to provide Lender with a search of title to the applicable Individual Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the applicable Individual Property since the date of recordation of the related Mortgage and that title to that Individual Property is free and clear of all Liens (other than the lien of the related Mortgage and any other Liens previously approved in writing by the Lender, if any).

    (7) Where applicable, all Work shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the applicable Individual Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

    (8) In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with any Work to which that insurance is applicable and where in Lender's sole judgment shall be required. All such policies shall be in form and amount reasonably satisfactory to Lender, and where they can be endorsed with standard Lender clauses making loss payable directly to Lender or its assigns shall be so endorsed. Certified copies of those policies shall be delivered to Lender.

    (9) Indemnification. Borrower shall protect, indemnify, and hold harmless each and all of the Indemnities from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fee and expenses), imposed upon or incurred by or asserted against Lender or the Servicing Agent by reason of the failure of Borrower to complete or properly perform any Work or any element thereof. Borrower shall assign to Lender all rights and claims Borrower may have against all persons or entities supplying labor or materials in connection with the Work, but Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured. Each and all of the covenants and agreements and indemnities contained in this Paragraph 13 with respect to any Work shall survive any termination, satisfaction or assignment of the Loan Documents or the entry of a judgment of foreclosure, sale of any or all of the Individual Properties by nonjudicial foreclosure sale, delivery of a deed in lieu of foreclosure or the exercise by Lender of any of its other rights and remedies under the Loan Documents.

     I. INSUFFICIENCY IN THE RESERVED ACCOUNT. The insufficiency of any balance in any Reserved Account shall not relieve Borrower from its corresponding obligations of performance and payment under this Agreement and the other Loan Documents.

14. EVENTS OF DEFAULT

    Each of the following events shall constitute an event of default hereunder (an "EVENT OF DEFAULT"):

    A. if any payment of principal and/or interest on the Debt is not paid within the period provided in the Note, if the Taxes or Other Charges are not paid when they are due and payable (except as specifically permitted otherwise under the terms of this Agreement), and/or if any sum payable by Borrower under the Reserved Accounts, is not paid within the period provided in the Note for payment of installments of principal and interest, or if any other portion of the Debt is not paid within five days after the same is due;

    B. subject to Borrower's right to contest as provided in this Agreement with respect to Contested Claims, if any of the Taxes or Other Charges are not paid when the same are due and payable;

    C. if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request;

    D. if Borrower Transfers or encumbers any portion of any of the Properties without Lender's prior written consent;

    E. if any representation or warranty of Borrower, or of any Guarantor, made in this Agreement or in any other Loan Document, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

    F. if Borrower, any general partner or managing member of Borrower, or any Guarantor shall make an assignment for the benefit of creditors or if Borrower, any general partner or managing member of Borrower, or any Guarantor, shall generally not be paying its debts as they become due;

    G. if a receiver, liquidator or trustee of Borrower, any general partner or managing member of Borrower, or of any Guarantor shall be appointed or if Borrower, any general partner or managing member of Borrower, or any Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, any general partner or managing member of Borrower, or any Guarantor or if any proceeding for the dissolution or liquidation of Borrower, any general partner or managing member of Borrower, or of any Guarantor shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, any general partner or managing member of Borrower, or such Guarantor, upon the same not being discharged, stayed or dismissed within 60 days;

    H. if Borrower shall be in default under any other mortgage or security agreement covering any part of any of the Properties whether it be superior or junior in lien of the corresponding Mortgage;

    I. subject to Borrower's right to contest any Contested Claim as provided in this Agreement, if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien except a lien for local real estate taxes and assessments not then due and payable;

    J. if Borrower fails to cure properly any violations of laws or ordinances affecting or which may be interpreted to affect any of the Properties within 30 days after Borrower first receives notice of any such violations;

    K. except as permitted in this Agreement or the Mortgages, the actual or threatened alteration, improvement, demolition or removal of any of the Improvements without the prior consent of Lender;

    L. if Borrower shall continue to be in default under any term, covenant, or provision of the Note, the Mortgages or any of the other Loan Documents, beyond applicable cure periods contained in those documents;

    M. if Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

    N. if Borrower breaches any of its respective negative covenants contained in Paragraph 8 or any covenant contained in Paragraph 6.L;

    O. with respect to any term, covenant or provision set forth in this Agreement which specifically contains a notice requirement or grace period, if Borrower shall be in default under that term, covenant or condition after the giving of that notice or the expiration of that grace period;

    P. if any of the assumptions contained in Insolvency Opinion delivered to Lender in connection with the Loan, or in any other "non-consolidation" opinion delivered subsequent to the closing of the Loan, is or shall become inaccurate or untrue in any material respect;

    Q. if, without Lender's prior written consent, (i) the Management Agreement is terminated with respect to any or all of the Properties, (ii) the ownership, management or control of Manager is Transferred (as prohibited under, but subject to the terms of, Paragraph 8.D of this Agreement), (iii) there is a material change in the Management Agreement, or (iv) if there shall be a material default by Borrower under the Management Agreement that is not fully cured prior to the expiration of any cure period provided thereunder; or

    R. if Borrower ceases to continuously operate all of the Properties or any material portion of any Individual Properties as a retail shopping center for any reason whatsoever (other than temporary cessation in connection with any repair, Restoration or renovation undertaken pursuant to the terms of this Agreement, or otherwise with the consent of Lender).

    S. if Borrower fails to cure a Default, not specified in Paragraphs 14.A through 14.R above, under any other term, covenant or provision of this Agreement within 30 days after Borrower first receives notice of any that Default; provided, however, if that Default is reasonably susceptible of cure, but not within that 30 day period, then Borrower may be permitted up to an additional 60 days to cure that Default, provided that Borrower diligently and continuously pursues that cure;

    Upon the occurrence of an Event of Default (other than an Event of Default described in Paragraphs 14.M through 14.P above) and at any time thereafter the Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take that action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or any of the Properties, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and any or all of the Properties, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in Paragraphs 14.M through 14.P above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower expressly waives any such notice or demand, anything contained in this Agreement or in any other Loan Document to the contrary notwithstanding.

15  REMEDIES

    A. LENDER'S GENERAL RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time-to-time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the Properties. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at that time and in that order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in this Agreement or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any "single action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Properties and each Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

    B. RIGHTS EXERCISED SEPARATELY. With respect to Borrower and the Properties, nothing contained in this Agreement or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Properties or any part thereof, in its absolute discretion in respect of the Debt. In addition, Lender shall have the right from time-to-time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover those delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Mortgages to recover so much of the principal balance of the Loan as Lender may accelerate and those other sums secured by one or more of the Mortgages as Lender may elect. Notwithstanding one or more partial foreclosures, the Properties shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

    C. SEVERANCE RIGHTS. Lender shall have the right from time-to-time (and without regard to the existence of an Event of Default) to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "SEVERED LOAN DOCUMENTS") in those denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time-to-time, promptly after the request of Lender, a severance agreement and those other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under that power until three days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under that power. Except as may be required in connection with a Secondary Market Transaction, (i) Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and (ii) the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

    D. REMEDIES CUMULATIVE. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at that time and in that order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time-to-time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

16. RECOURSE

    A. NON-RECOURSE PROVISIONS. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Agreement, the Mortgages, the Note or any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interests under the Note, this Agreement, the Mortgages or the other Loan Documents or in the Property, the Rents or any other collateral given to Lender pursuant to this Agreement, the Mortgages and the other Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting this Agreement, the Mortgages, the Note and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or in connection with this Agreement, the Mortgages, the Note or any of the other Loan Documents.

    B. CARVE-OUT EXCEPTIONS. The provisions of the foregoing Paragraph 16.A shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by the Mortgages, the Note or any of the other Loan Documents; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgages;
(iii) affect the validity or enforceability of any guaranty made in connection with the Loan or any of the rights and remedies of the Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents or the Environmental Indemnity executed in connection herewith; or (vi) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following: (A) fraud or intentional misrepresentation by Borrower, its agents or principals or any Guarantor in connection with the Loan; (B) the gross negligence or willful misconduct of Borrower; (C) intentional actual waste of the Property; (D) the breach of any representation, warranty, covenant or indemnification provision in that certain Environmental and Hazardous Substance Indemnification Agreement dated as of the date of this Agreement given by Borrower to Lender or in the Mortgages concerning Environmental Laws, Hazardous Substances and Asbestos; (E) the removal or disposal of any portion of the Property after an Event of Default; (F) the misapplication or conversion by Borrower of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (iii) any Rents following an Event of Default; (G) costs incurred by Lender (including reasonable attorneys' fees) in the collection or enforcement of the Debt, the protection or foreclosure of the security therefor, or the enforcement of the Loan Documents; (H) failure to permit on-site inspections of the Property within 10 days after request by Lender, and/or failure to provide financial information within 30 days after the date upon which such financial information is due and Lender has given at least 15 days prior written notice to Borrower of that failure by Borrower to provide that information; (I) failure to pay taxes (provided that the liability of Borrower shall be only for amounts in excess of the amount held by Lender in escrow for the payment of taxes, computed without taking into consideration any portion of any such escrow that Lender may have applied in satisfaction of any portion of the Debt other than those taxes), assessments, charges for labor or materials or other charges that can create liens on any portion of the Property;
(J) any security deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to that foreclosure or action in lieu thereof; and (K) Borrower's failure to comply with the provisions of Paragraph 44(a) (ERISA Compliance) of the Mortgages.

    C. NON-WAIVER AND SPRINGING RECOURSE. Notwithstanding anything to the contrary in any of the Loan Documents, (i) Lender shall not be deemed to have waived any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgages or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (ii) the Debt shall become fully recourse to Borrower, in the event that: (1) Borrower fails to maintain its status as a single purpose entity, as required by, and in accordance with the provisions of, this Agreement; (2) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property; (3) Borrower fails to obtain Lender's prior written consent to any Transfer (as defined in this Agreement), as required by this Agreement; or (4) the Property or any part thereof shall become an asset in a voluntary bankruptcy or insolvency proceeding, or an involuntary bankruptcy or insolvency proceeding (A) which is commenced by any party controlling, controlled by or under common control with Borrower (the "BORROWING GROUP") or (B) in which any member of the Borrowing Group objects to a motion by Lender for relief from any stay or injunction from the foreclosure of any one or more of the Mortgages or any other remedial action permitted hereunder or under this Agreement, any one or more of the Mortgages or the other Loan Documents.

17. MISCELLANEOUS

    A. SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made in this Agreement and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth in this Agreement or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, that reference shall be deemed to include the legal representatives, successors and assigns of that party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

    B. LENDER'S DISCRETION. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically provided in this Agreement) be in the sole discretion of Lender and shall be final and conclusive.

    C. GOVERNING LAW. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF MICHIGAN, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF MICHIGAN, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF MICHIGAN, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED BY THIS AGREEMENT, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION,

PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE REAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF THAT STATE, THE LAW OF THE STATE OF MICHIGAN SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF MICHIGAN, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES DESIGNATE AND APPOINT THE CORPORATION COMPANY, AT 30600 TELEGRAPH ROAD, BINGHAM FARMS, MICHIGAN 48025, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN OAKLAND COUNTY, MICHIGAN, AND AGREES THAT SERVICE OF PROCESS UPON THAT AGENT AT THAT ADDRESS AND WRITTEN NOTICE OF THAT SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED IN THIS AGREEMENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF MICHIGAN. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME-TO-TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN OAKLAND COUNTY, MICHIGAN (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN OAKLAND COUNTY, MICHIGAN OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

    D. MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then that waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided in this Agreement, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

    E. DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

    F. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the address, as set forth above, of the party to whom that notice is to be given, or to such other address as Borrower or Lender, as the case may be, shall designate in writing, and shall be



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deemed to be received by the addressee on (i) the day that notice is personally delivered to that addressee, (ii) the third (3rd) day following the day that notice is deposited with the United States postal service first class certified mail, return receipt requested, (iii) the day following the day on which that notice is delivered to a nationally recognized overnight courier delivery service, or (iv) the day facsimile transmission is confirmed, after transmission of that notice by telecopy to the telecopier number Borrower or Lender, as the case may be, shall have previously designated in writing, if confirmed during normal business hours, or on the next Business Day if not confirmed during normal business hours. All those communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

                     If to Lender:

                     Bloomfield Acceptance Company, L.L.C.
                     260 East Brown Street
                     Suite 350
                     Birmingham, Michigan 48009-6229
                     Attention: Daniel E. Bober

                     If to Borrower:

                     Malan Midwest, L.L.C.
                     30200 Telegraph Road, Suite 105
                     Birmingham, Michigan 48205
                     Attention: Anthony S. Gramer

Either party may designate a change of address by written notice to the other by giving at least 10 days prior written notice of that change of address.

    G. TRIAL BY JURY. BORROWER AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

    H. HEADINGS. The paragraph and subparagraph headings and the Table of Contents in this Agreement are included in this Agreement for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

    I. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in that manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, that provision shall be ineffective to the extent of that prohibition or invalidity, without invalidating the remainder of that provision or the remaining provisions of this Agreement.

    J. PREFERENCES. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of that payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if that payment or proceeds had not been received by Lender.

    K. WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the



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

giving of notice. Borrower expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

    L. REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or that agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

    M. EXPENSES; INDEMNITY. Borrower shall pay Lender, upon receipt of written notice from Lender, all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and the costs and expenses of any title insurance company, appraisers, engineers or surveyors) incurred by Lender in connection with: (i) the preparation, negotiation, execution and delivery of this Agreement, the Mortgages and the other Loan Documents; (ii) Borrower's performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement, the Mortgages and the other Loan Documents on its part to be performed or complied with after the date of this Agreement; (iii) Lender's performance and compliance with all agreements and conditions contained in this Agreement, the Mortgages and the other Loan Documents on its part to be performed or complied with after the date of this Agreement; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement, the Mortgages and the other Loan Documents; and (v) the filing and recording fees and expenses, title insurance fees and expenses, and other similar expenses incurred in creating and perfecting the lien in favor of Lender pursuant to this Agreement, the Mortgages and the other Loan Documents. Borrower shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however:

    (1) Borrower shall not have any obligation to Lender hereunder to the extent that those Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Lender.

    (2) Neither Borrower nor Guarantor shall be liable for Indemnification under or pursuant to Paragraphs 24-29 of the Mortgages or under the this Paragraph 17.M with respect to the Indemnified Liabilities that correspond to the indemnities otherwise required by Borrower under Paragraphs 24-29 of the Mortgages, in each case limited to the extent that the cause of liability, obligation, claim, demand, damage, penalty, cause of action, loss, fine, cost or expense (collectively a "CLAIM") with respect to an Individual Property shall be solely due to an action taken or not taken by Lender or its agents or assigns regarding a Hazardous Substance that first occurs on and from that Individual Property (as its so-called "point source") after that date when Lender (or its successor or assign) shall finally obtain full, complete, unconditional and uncontested possession and ownership of that Individual Property through foreclosure (or through a transaction in lieu of foreclosure), Borrower and Guarantor shall have acknowledged in a writing acceptable to Lender that they have no claims of any nature or defenses against Lender (or its successors,


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

         assigns, employees and/or agents) and shall have released in a writing acceptable to Lender any such claims or defenses that they may claim to have, Lender shall have received all sums due it hereunder at that time and, with respect to all other Claims Borrower and Guarantor shall have acknowledged in a writing satisfactory to Lender that their respective obligations hereunder shall continue and survive unabated in accordance with their respective terms and conditions.

    N. EXHIBITS AND SCHEDULES INCORPORATED. The Exhibits and Schedules annexed to this Agreement are incorporated in this Agreement as a part of this Agreement with the same effect as if set forth in the body hereof.

    O. OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to those documents which Borrower may otherwise have against any assignor of those documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon those documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is expressly waived by Borrower.

    P. NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES. Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Properties other than that of Lender or lender. This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than the Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of those conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of those conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

    Q. PUBLICITY. All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to the Lender, Bloomfield, or any of their Affiliates shall be subject to the prior written approval of Lender.

    R. CROSS-DEFAULT; CROSS-COLLATERALIZATION; WAIVER OF MARSHALLING OF ASSETS. Lender has made the Loan to Borrower upon the security of its collective interest in the Properties and in reliance upon the aggregate of the Properties taken together being of greater value as collateral security than the sum of the Properties taken separately. The Mortgages are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Mortgage; and
(iii) each Mortgage shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note. To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages,


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

any equitable right otherwise available to Borrower which would require the separate sale of the Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Properties before proceeding against any other Individual Property or combination of Properties; and further in the event of that foreclosure Borrower expressly consents to and authorizes, at the option of the Lender, the foreclosure and sale either separately or together of any combination of the Properties.

    S. WAIVER OF COUNTERCLAIM. Borrower waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

    T. CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE. In the event of any conflict between the provisions of this Loan Agreement and any of the other Loan Documents, the provisions of this Loan Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that those Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.

    U. BROKERS AND FINANCIAL ADVISORS. Borrower represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and Lender agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated in this Agreement. The provisions of this Paragraph 17.U shall survive the expiration and termination of this Agreement and the payment of the Debt.

    V. PRIOR AGREEMENTS. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between those parties, whether oral or written, including, without limitation, the Commitment Letter between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.

    IN WITNESS WHEREOF, the parties hereto have caused this Master Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                             MALAN MIDWEST, L.L.C., a
                             Michigan limited liability
                             company, by its Managing
                             Member, Malan Midwest One
                             Corp., a Michigan corporation

                             By:____________________________________
                             Name: Michael K. Kaline
                             Title: Vice President

                             BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,

                             a Michigan limited liability company

                             By:____________________________________
                             Name: Daniel E. Bober
                             Title: President


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